     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997

                                                      REGISTRATION NOS. 33-11384
                                                                        811-4983
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE
                  SECURITIES ACT OF 1933                                [X]
                  Post-Effective Amendment No. 16                       [X]
                                          and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                       [X]
            Amendment No. 17                                            [X]


                          VAN KAMPEN AMERICAN CAPITAL
                       PENNSYLVANIA TAX FREE INCOME FUND
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181
                    (Address of Principal Executive Offices)


                                 (630) 684-6000


              (Registrant's Telephone Number including Area Code)


                             Ronald A. Nyberg, Esq.
                           Executive Vice President,
                         General Counsel and Secretary,
                       Van Kampen American Capital, Inc.
                               One Parkview Plaza
                           Oakbrook Terrace, IL 60181
                    (Name and Address of Agent for Service)

                                   Copies to:
                             Wayne W. Whalen, Esq.
                              Thomas A. Hale, Esq.

                Skadden, Arps, Slate, Meagher & Flom (Illinois)

                             333 West Wacker Drive
                               Chicago, IL 60606
                                 (312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE
BOX)


          [X] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)



          [ ] ON (DATE) PURSUANT TO PARAGRAPH (B)


          [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

          [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

     IF APPROPRIATE CHECK THE FOLLOWING:
          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                       DECLARATION PURSUANT TO RULE 24F-2


     REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 AND INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A FORM 24F-2 FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1997 ON OR ABOUT MARCH 30, 1998.


================================================================================

                    VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA
                              TAX FREE INCOME FUND
                             CROSS REFERENCE SHEET
                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)

                  ITEM NUMBER OF
                    FORM N-1A                                       LOCATION OR CAPTION
                  --------------                                    -------------------
PART A

Item 1.      Cover Page...........................  Cover Page
Item 2.      Synopsis.............................  PROSPECTUS SUMMARY; SHAREHOLDER TRANSACTION
                                                    EXPENSES; ANNUAL FUND OPERATING EXPENSES AND
                                                    EXAMPLE
Item 3.      Condensed Financial
               Information........................  SHAREHOLDER TRANSACTION EXPENSES; ANNUAL FUND
                                                    OPERATING EXPENSES AND EXAMPLE; FINANCIAL
                                                    HIGHLIGHTS; FUND PERFORMANCE; SHAREHOLDER SERVICES;
                                                    ADDITIONAL INFORMATION
Item 4.      General Description of
               Registrant.........................  PROSPECTUS SUMMARY; THE FUND; INVESTMENT OBJECTIVE
                                                    AND POLICIES; MUNICIPAL SECURITIES; INVESTMENT
                                                    PRACTICES; SHAREHOLDER SERVICES; ADDITIONAL
                                                    INFORMATION
Item 5.      Management of the Fund...............  ANNUAL FUND OPERATING EXPENSES AND EXAMPLE;
                                                    INVESTMENT ADVISORY SERVICES; ALTERNATIVE SALES
                                                    ARRANGEMENTS; PURCHASE OF SHARES; SHAREHOLDER
                                                    SERVICES; ADDITIONAL INFORMATION
Item 6.      Capital Stock and
               Other Securities...................  DISTRIBUTIONS FROM THE FUND; REDEMPTION OF SHARES;
                                                    THE DISTRIBUTION AND SERVICE PLANS; TAX STATUS;
                                                    SHAREHOLDER SERVICES; ADDITIONAL INFORMATION
Item 7.      Purchase of Securities
               Being Offered......................  SHAREHOLDER TRANSACTION EXPENSES; ALTERNATIVE SALES
                                                    ARRANGEMENTS; PURCHASE OF SHARES; THE DISTRIBUTION
                                                    AND SERVICE PLANS; FUND PERFORMANCE; SHAREHOLDER
                                                    SERVICES; ADDITIONAL INFORMATION
Item 8.      Redemption or Repurchase.............  ALTERNATIVE SALES ARRANGEMENTS; PURCHASE OF SHARES;
                                                    REDEMPTION OF SHARES; SHAREHOLDER SERVICES;
                                                    ADDITIONAL INFORMATION
Item 9.      Pending Legal Proceedings............  Not Applicable

                  ITEM NUMBER OF
                    FORM N-1A                                       LOCATION OR CAPTION
                  --------------                                    -------------------

PART B

Item 10.     Cover Page...........................  Cover Page
Item 11.     Table of Contents....................  Table of Contents
Item 12.     General Information
               and History........................  The Fund
Item 13.     Investment Objectives
               and Policies.......................  Investment Policies and Restrictions; Additional
                                                    Investment Considerations
Item 14.     Management of the Fund...............  Trustees and Officers
Item 15.     Control Persons and Principal Holders
               of Securities......................  Shares of the Fund; Trustees and Officers
Item 16.     Investment Advisory and
               Other Services.....................  Contained in Prospectus under captions: INVESTMENT
                                                    ADVISORY SERVICES; ALTERNATIVE SALES ARRANGEMENTS;
                                                    PURCHASE OF SHARES; THE DISTRIBUTION AND SERVICE
                                                    PLANS; Custodian; Legal Counsel and Independent
                                                    Auditors; Investment Advisory and Other Services;
                                                    Trustees and Officers; The Distributor; Notes to
                                                    Financial Statements
Item 17.     Brokerage Allocation.................  Portfolio Transactions
Item 18.     Capital Stock and
               Other Securities...................  Shares of the Fund
Item 19.     Purchase, Redemption and
               Pricing of Securities Being
               Offered............................  Contained in Prospectus under captions: ALTERNATIVE
                                                    SALES ARRANGEMENTS; PURCHASE OF SHARES; SHAREHOLDER
                                                    SERVICES; REDEMPTION OF SHARES
Item 20.     Tax Status...........................  Contained in Prospectus under caption TAX STATUS;
                                                    Tax Status of the Fund
Item 21.     Underwriters.........................  The Distributor; Notes to Financial Statements
Item 22.     Calculations of Performance Data.....  Continued in Prospectus under caption: FUND
                                                    PERFORMANCE; Performance Information
Item 23.     Financial Statements.................  Contained in the Prospectus under the caption:
                                                    FINANCIAL HIGHLIGHTS; Independent Auditors' Report;
                                                    Financial Statements; Notes to Financial
                                                    Statements; Trustees and Officers

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                       PENNSYLVANIA TAX FREE INCOME FUND
------------------------------------------------------------------------------


  Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund") is a non-diversified, open-end management investment company, commonly known as a "mutual fund." The Fund is organized as a Pennsylvania trust. The Fund's investment objective is to provide only Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes, and where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund may invest in medium and lower grade municipal securities rated between BBB and B- (inclusive) by Standard & Poor's Ratings Group, Baa and B3 (inclusive) by Moody's Investors Service, Inc., comparably rated short-term municipal obligations and municipal securities determined by the Fund's investment adviser to be of comparable quality. Municipal securities in which the Fund may invest include conventional fixed-rate municipal securities, variable rate municipal securities and other types of municipal securities described herein. See "Municipal Securities." There is no assurance that the Fund will achieve its investment objective. THE FUND IS AVAILABLE FOR PURCHASE ONLY BY RESIDENTS OF PENNSYLVANIA.

                                                       (Continued on next page.)
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information, dated April 30, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC"), a copy of which may be obtained without charge by calling (800) 421-5666 (or for Telecommunications Device for the Deaf at (800) 421-2833) and is available along with other related Fund materials at the SEC's internet web site (http://www.sec.gov). This Prospectus, which incorporates by the entire Statement of Additional Information, concisely sets forth certain information about the Fund that a prospective shareholder should know before investing in the Fund. Shareholders should read this Prospectus carefully and retain it for future reference.

                               ------------------

                         VAN KAMPEN AMERICAN CAPITAL SM

                               ------------------

                    THIS PROSPECTUS IS DATED APRIL 30, 1997.

(Continued from previous page)

  Investment in medium and lower grade municipal securities involves special risks as compared with investment in higher grade municipal securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See "Municipal Securities -- Special Considerations Regarding Medium and Lower Grade Municipal Securities." Investment in the Fund may not be appropriate for all investors.


  The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      4
Shareholder Transaction Expenses............................      8
Annual Fund Operating Expenses and Example..................      9
Financial Highlights........................................     11
The Fund....................................................     13
Investment Objective and Policies...........................     13
Municipal Securities........................................     16
Investment Practices........................................     22
Investment Advisory Services................................     24
Alternative Sales Arrangements..............................     26
Purchase of Shares..........................................     28
Shareholder Services........................................     37
Redemption of Shares........................................     41
Distribution and Service Plans..............................     44
Distributions from the Fund.................................     46
Tax Status..................................................     47
Fund Performance............................................     53
Description of Shares of the Fund...........................     55
Additional Information......................................     55
Appendix A: Description of Municipal Securities Ratings.....    A-1


  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund") is a non-diversified, open-end management investment company, commonly known as a "mutual fund." The Fund is organized as a Pennsylvania trust. See "The Fund."

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide only Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities.

INVESTMENT POLICIES. The Fund invests in municipal securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States. Municipal securities in which the Fund may invest include fixed and variable rate securities, municipal notes, municipal leases, tax exempt commercial paper, custodial receipts, participation certificates, Pennsylvania tax exempt money market funds and derivative municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions (as defined herein) in which the Fund may engage. The Fund may invest up to 15% of its total assets in derivative variable rate securities such as inverse floaters, whose rates vary inversely with changes in market rates of interest or range or capped floaters, whose rates are subject to periodic or lifetime caps. The Fund may invest in medium and lower grade municipal securities rated at the time of investment between BBB and B- (inclusive) by Standard & Poor's Ratings Group ("S&P"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term municipal obligations and municipal securities determined by Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), the Fund's investment adviser, to be of comparable quality. There is no assurance that the Fund will achieve its investment objective. THE FUND IS AVAILABLE FOR PURCHASE ONLY BY RESIDENTS OF PENNSYLVANIA.

  Medium grade municipal securities are those rated BBB by S&P or Baa by Moody's, comparably rated short-term municipal obligations and municipal securities determined by the Adviser to be of comparable quality. Municipal securities rated BBB by S&P generally are regarded by S&P as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated municipal securities. Municipal securities rated Baa by Moody's generally are considered by Moody's as medium grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.

  The Fund may invest in lower grade municipal securities rated at the time of investment either not lower than B- by S&P or not lower than B3 by Moody's, in comparably rated short-term municipal obligations and in municipal securities determined by the Adviser to be of comparable quality. Municipal securities rated B by S&P generally are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligation. While such securities will likely have some quality and protective characteristics, in S&P's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  The Fund will not make initial investments in municipal securities rated at the time of investment below B- by S&P and below B3 by Moody's, in comparably rated short-term municipal obligations or in municipal securities determined by the Adviser to be of comparable quality. The Fund may retain municipal securities which are downgraded after investment. There is no minimum rating with respect to municipal securities which may be retained in the Fund's portfolio, and the Fund may thus hold securities that are in default or with respect to which payment of interest or repayment of principal is in arrears. A complete description of the various S&P and Moody's rating categories is included as Appendix A to this Prospectus.

  Investment in medium and lower grade municipal securities involves special risks as compared with investment in higher grade municipal securities, including potentially greater sensitivity to a general economic downturn, greater market price volatility and less liquid secondary market trading. The net asset value per share of the Fund can be expected to increase or decrease depending on real or perceived changes in the credit risks associated with its portfolio investments, changes in interest rates and other factors affecting the municipal credit markets generally. There is no assurance that the Fund will achieve its investment objective. The Fund may not be an appropriate investment for all investors. Furthermore, interest on certain "private activity" obligations in which the Fund may invest up to 20% of its assets is treated as a preference item for the purpose of calculating the alternative minimum tax and, accordingly, a portion of the income produced by the Fund may be taxable under the alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund. See "Investment Objective and Policies," "Municipal Securities," "Appendix A" and "Tax Status."

INVESTMENT PRACTICES. Subject to certain limitations, the Fund may enter into strategic transactions, lend its portfolio securities, and enter into when-issued or delayed delivery transactions. These investments entail certain risks. See "Municipal Securities" and "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

ALTERNATIVE SALES ARRANGEMENTS. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and services fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares.


  The Fund offers three classes of its shares which may be purchased at a price equal to their net asset value per share plus sales charges which, at the election of the investor, may be imposed either (i) at the time of purchase ("Class A Shares") or (ii) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). Class A Share accounts over $1 million or otherwise subject to a contingent deferred sales charge ("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "CDSC Shares."


  Class A Shares. Class A Shares are subject to an initial sales charge equal to 4.75% of the public offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Class A Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares. Certain purchases of Class A Shares qualify for reduced or no initial sales charges and may be subject to a CDSC.


  Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within six years of purchase. Class B Shares are subject to a CDSC equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced each year thereafter. Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.



  Class C Shares. Class C Shares do not incur a sales charge when they are purchased, but are subject to a CDSC equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase. Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class C Shares.


REDEMPTION. Class A Shares may be redeemed at net asset value, without charge, subject to conditions set forth herein. CDSC Shares may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. The Fund may require redemption of shares if the value of an account is $500 or less. See "Redemption of Shares."


INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.


DISTRIBUTIONS FROM THE FUND. Distributions from net investment income are declared daily and paid monthly. Capital gains, if any, are distributed at least annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."


  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                   CLASS A     CLASS B        CLASS C
                                   SHARES       SHARES         SHARES
                                   -------     -------        -------
Maximum sales charge imposed on
  purchases (as percentage of the
  offering price)................  4.75%(1)      None           None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of the offering
  price).........................   None       None(3)        None(3)
Deferred sales charge (as a
  percentage of the lesser of the
  original purchase price or
  redemption proceeds)...........  None(2)           Year           Year
                                                 1--4.00%       1--1.00%
                                                     Year    After--None
                                                 2--3.75%
                                                     Year
                                                 3--3.50%
                                                     Year
                                                 4--2.50%
                                                     Year
                                                 5--1.50%
                                                     Year
                                                 6--1.00%
                                              After--None
Redemption fees (as a percentage
  of amount redeemed)............   None         None           None
Exchange fees....................   None         None           None

------------------------------------------------------------------------------
(1) Reduced on investments of $100,000 or more. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 Million or More."



(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                                   CLASS A   CLASS B   CLASS C
                                                   SHARES    SHARES    SHARES
                                                   -------   -------   -------
Management fees (as a percentage of average daily
  net assets)....................................   0.60%      0.60%     0.60%
12b-1 fees(1) (as a percentage of average daily
  net assets)....................................   0.25%      1.00%     1.00%
Other expenses (as a percentage of average daily
  net assets)....................................   0.24%      0.25%     0.25%
Total expenses (as a percentage of average daily
  net assets)....................................   1.09%      1.85%     1.85%


------------------------------------------------------------------------------

(1) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation.

EXAMPLE:


                                                  ONE    THREE   FIVE     TEN
                                                  YEAR   YEARS   YEARS   YEARS
                                                  ----   -----   -----   -----
You would pay the following expenses on a $1,000
  investment, assuming (i) an operating expense
  ratio of 1.09% for Class A Shares, 1.85% for
  Class B Shares and 1.85% for Class C Shares,
  (ii) 5% annual return and (iii) redemption at
  the end of each time period
  Class A Shares................................  $58     $81    $105    $174
  Class B Shares................................  $59     $93    $115    $197*
  Class C Shares................................  $29     $58    $100    $217
You would pay the following expenses on the same
  $1,000 investment assuming no redemption at
  the end of each period:
  Class A Shares................................  $58     $81    $105    $174
  Class B Shares................................  $19     $58    $100    $197*
  Class C Shares................................  $19     $58    $100    $217


------------------------------------------------------------------------------

* Based on conversion to Class A Shares after eight years.



  The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. Additionally, as Fund assets increase, the fees waived or expenses reimbursed by the Adviser are expected to decrease. Accordingly, it is unlikely that future expenses as projected will remain consistent with those determined based on the table of the "Annual Fund Operating Expenses." The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout each of the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods indicated and their report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.

                                                                         CLASS A SHARES
                                     ---------------------------------------------------------------------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1996           1995           1994           1993           1992           1991
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of the
 Period............................    $17.737        $16.081        $18.062        $16.899        $16.373        $15.716
                                       -------        -------        -------        -------        -------        -------
 Net Investment Income.............      0.919          0.946          0.965          1.027          1.074          1.081
 Net Realized and Unrealized
   Gain/Loss on Investments........     (0.263)         1.660         (1.985)         1.164          0.525          0.696
                                       -------        -------        -------        -------        -------        -------
Total from Investment Operations...      0.656          2.606         (1.020)         2.191          1.599          1.777
                                       -------        -------        -------        -------        -------        -------
Less:
 Distributions from and in excess
   of Net Investment Income(1).....      0.903          0.950          0.961          1.028          1.073          1.080
 Distributions from Net Realized
   Gain on Investments.............         --             --             --             --             --          0.040
                                       -------        -------        -------        -------        -------        -------
Total Distributions................      0.903          0.950          0.961          1.028          1.073          1.120
                                       -------        -------        -------        -------        -------        -------
Net Asset Value, End of the
 Period............................    $17.490        $17.737        $16.081        $18.062        $16.899        $16.373
                                       =======        =======        =======        =======        =======        =======
Total Return(2)....................      3.86%         16.62%         (5.72%)        13.25%         10.09%         11.64%
Net Assets at End of Period (in
 millions).........................    $ 227.4        $ 226.7        $ 203.2        $ 221.7        $ 153.8        $ 103.1
Ratio of Expenses to Average Net
 Assets(2 and 3)...................      1.09%          1.00%          0.90%          0.71%          0.72%          0.70%
Ratio of Net Investment Income to
 Average Net Assets(2).............      5.32%          5.57%          5.73%          5.80%          6.41%          6.70%
Portfolio Turnover.................        57%            28%             8%             1%            10%            48%

                                                   CLASS A SHARES
                                     ------------------------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1990           1989           1988
                                     ------------   ------------   ------------
Net Asset Value, Beginning of the
 Period............................    $15.698        $15.204        $14.310
                                       -------        -------        -------
 Net Investment Income.............      1.080          1.073          1.069
 Net Realized and Unrealized
   Gain/Loss on Investments........      0.018          0.518          0.949
                                       -------        -------        -------
Total from Investment Operations...      1.098          1.591          2.018
                                       -------        -------        -------
Less:
 Distributions from and in excess
   of Net Investment Income(1).....      1.080          1.079          1.082
 Distributions from Net Realized
   Gain on Investments.............         --          0.018          0.042
                                       -------        -------        -------
Total Distributions................      1.080          1.097          1.124
                                       -------        -------        -------
Net Asset Value, End of the
 Period............................    $15.716        $15.698        $15.204
                                       =======        =======        =======
Total Return(2)....................      7.33%         10.84%         14.54%
Net Assets at End of Period (in
 millions).........................    $  69.3        $  47.1        $  18.3
Ratio of Expenses to Average Net
 Assets(2 and 3)...................      0.61%          0.61%          0.69%
Ratio of Net Investment Income to
 Average Net Assets(2).............      6.92%          6.81%          7.14%
Portfolio Turnover.................        47%            16%            19%


----------------
(1) See Note 1 to the Financial Statements.
(2) Effect of sales charges not reflected on Total Return. If certain expenses had not been waived or assumed, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets(3)..........      1.09%          1.14%          1.17%          1.09%          1.17%
   Ratio of Net Investment Income to Average Net
     Assets............................................      5.31%          5.42%          5.46%          5.41%          5.95%

   Ratio of Expenses to Average Net Assets(3)..........      1.26%          1.28%          1.45%          1.75%
   Ratio of Net Investment Income to Average Net
     Assets............................................      6.13%          6.25%          5.97%          6.09%


(3) Beginning with the year ended December 31, 1995, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances. See Note 1 to the Financial Statements.

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- continued (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

                                                            CLASS B SHARES                                 CLASS C SHARES
                                     -------------------------------------------------------------   ---------------------------
                                                                                    MAY 1, 1993
                                                                                   (COMMENCEMENT
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED    OF DISTRIBUTION)    YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                         1996           1995           1994             1993             1996           1995
                                     ------------   ------------   ------------   ----------------   ------------   ------------
Net Asset Value, Beginning of the
 Period............................    $17.731        $16.080        $18.055           $17.460         $17.729        $16.079
                                       -------        -------        -------            ------         -------        -------
 Net Investment Income.............      0.788          0.819          0.841             0.586           0.788          0.812
 Net Realized and Unrealized
   Gain/Loss on Investments........     (0.264)         1.659         (1.985)            0.603          (0.264)         1.665
                                       -------        -------        -------            ------         -------        -------
Total from Investment Operations...      0.524          2.478         (1.144)            1.189           0.524          2.477
                                       -------        -------        -------            ------         -------        -------
Less Distributions from and in
 Excess of Net Investment
 Income(1).........................      0.771          0.827          0.831             0.594           0.771          0.827
                                       -------        -------        -------            ------         -------        -------
Net Asset Value, End of the
 Period............................    $17.484        $17.731        $16.080           $18.055         $17.482        $17.729
                                       =======        =======        =======            ======         =======        =======
Total Return(2)....................      3.07%         15.72%          (6.39)            6.81%*          3.08%         15.72%
Net Assets at End of Period (in
 millions).........................    $  48.4        $  46.8        $  37.6           $  27.7         $   3.4        $   3.4
Ratio of Expenses to Average Net
 Assets(2 and 3)...................      1.85%          1.75%          1.64%             1.48%           1.85%          1.75%
Ratio of Net Investment Income to
 Average Net Assets(2).............      4.56%          4.81%          4.98%             4.47%           4.56%          4.76%
Portfolio Turnover.................        57%            28%             8%                1%             57%            28%

                                             CLASS C SHARES
                                     -------------------------------
                                                    AUGUST 13, 1993
                                                     (COMMENCEMENT
                                      YEAR ENDED    OF DISTRIBUTION)
                                     DECEMBER 31,   TO DECEMBER 31,
                                         1994             1993
                                     ------------   ----------------
Net Asset Value, Beginning of the
 Period............................    $18.045           $17.850
                                       -------            ------
 Net Investment Income.............      0.850             0.325
 Net Realized and Unrealized
   Gain/Loss on Investments........     (1.985)            0.208
                                       -------            ------
Total from Investment Operations...     (1.135)            0.533
                                       -------            ------
Less Distributions from and in
 Excess of Net Investment
 Income(1).........................      0.831             0.338
                                       -------            ------
Net Asset Value, End of the
 Period............................    $16.079           $18.045
                                       =======            ======
Total Return(2)....................      6.34%             2.98%*
Net Assets at End of Period (in
 millions).........................    $   2.2           $   2.1
Ratio of Expenses to Average Net
 Assets(2 and 3)...................      1.63%             1.54%
Ratio of Net Investment Income to
 Average Net Assets(2).............      4.97%             4.08%
Portfolio Turnover.................         8%                1%


----------------
(1) See Note 1 to the Financial Statements.
(2) Effect of sales charges not reflected on Total Return. If certain expenses had not been waived or assumed, Total Return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets(3)...............      1.85%          1.89%          1.90%            1.82%
   Ratio of Net Investment Income to Average Net Assets.....      4.55%          4.66%          4.71%            4.13%

   Ratio of Expenses to Average Net Assets(3)...............      1.85%          1.90%          1.90%            1.89%

   Ratio of Net Investment Income to Average Net Assets.....      4.55%          4.61%          4.70%            3.73%



(3) Beginning with the year ended December 31, 1995, the Ratio of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances. See Note 1 to the Financial Statements.
* Non-Annualized

                   See Financial Statements and Notes Thereto

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund") is a mutual fund which pools shareholders' money to seek to achieve a specific investment objective. The Fund is a non-diversified, open-end management investment company, organized as a Pennsylvania trust. Mutual funds sell their shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows investors to pool their money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for investors to obtain greater diversification of their investments and to simplify their recordkeeping.

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also manage other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  The Fund's investment objective is to provide only Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund may invest in medium and lower grade municipal securities rated at the time of investment between BBB and B- (inclusive) by Standard & Poor's Ratings Group ("S&P"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term municipal obligations and municipal securities determined by the Adviser to be of comparable quality. There is no assurance that the Fund will achieve its investment objective. THE FUND IS AVAILABLE FOR PURCHASE ONLY BY RESIDENTS OF PENNSYLVANIA.

  Municipal securities are obligations issued by or on behalf of states, territories or possession of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal income taxes. Pennsylvania municipal securities are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is at the time of issuance exempt from Pennsylvania state income taxes. In normal circumstances up to 100%, but not less than 80%, of the Fund's net assets will be invested in Pennsylvania municipal securities. The foregoing is a fundamental policy and cannot be changed without shareholder approval. Any "private activity" obligations in which the Fund may invest will not be treated as municipal securities for purposes of such 80% test. The Fund also may invest up to

10% of its assets in Pennsylvania tax exempt money market funds that invest in securities rated comparably to those in which the Fund may invest. Such investments will be treated as municipal securities for purposes of such 80% test.

  Medium grade municipal securities are those rated BBB by S&P or Baa by Moody's, comparably rated short-term municipal obligations and municipal securities determined by the Adviser to be of comparable quality. Municipal securities rated BBB by S&P generally are regarded by S&P as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated municipal securities. Municipal securities rated Baa by Moody's generally are considered by Moody's as medium grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.

  The Fund may invest in lower grade municipal securities rated at the time of investment either not lower than B- by S&P or not lower than B3 by Moody's, in comparably rated short-term municipal obligations and in municipal securities determined by the Adviser to be of comparable quality. Municipal securities rated B by S&P generally are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligation. While such securities will likely have some quality and protective characteristics, in S&P's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  The Fund will not make initial investments in municipal securities rated at the time of investment below B- by S&P and below B3 by Moody's, in comparably rated short-term municipal obligations or in municipal securities determined by the Adviser to be of comparable quality. The Fund may retain municipal securities which are downgraded after investment. There is no minimum rating with respect to municipal securities which may be retained in the Fund's portfolio, and the Fund may thus hold securities that are in default or with respect to which payment of interest or repayment of principal is in arrears. A complete description of the various S&P and Moody's rating categories is included as Appendix A to this Prospectus.

  Investment in medium and lower grade securities involves special risks as compared with investment in higher grade securities, including potentially greater sensitivity to a general economic downturn, greater market price volatility and less liquid secondary market trading, among others. See "Municipal Securities--Special

Considerations Regarding Medium and Lower Grade Municipal Securities." The net asset value per share of the Fund can be expected to increase or decrease depending on real or perceived changes in the credit risks associated with its portfolio investments, changes in interest rates and other factors affecting the credit markets generally. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be an appropriate investment for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle. Furthermore, interest on certain "private activity" obligations in which the Fund may invest up to 20% of its assets is treated as a preference item for the purpose of calculating the alternative minimum tax and, accordingly, a portion of the income produced by the Fund may be taxable under the alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund. See "Tax Status."

  At times the Adviser may judge that conditions in the markets for medium and lower grade municipal securities make pursuing the Fund's basic investment strategy of investing primarily in such municipal securities inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher grade municipal securities and in municipal securities determined by the Adviser to be of comparable quality. Although such higher grade municipal securities generally entail less credit risk, such higher grade municipal securities may have a lower yield than medium and lower grade municipal securities and investment in such higher grade municipal securities may result in a lower yield to Fund shareholders. The Adviser may also judge that conditions in the markets for long- and intermediate-term municipal securities in general make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may, consistent with its investment policies and restrictions, pursue strategies primarily designed to reduce fluctuations in the value of the Fund's assets, including investing the Fund's assets in high-quality, short-term municipal securities and in high-quality, short-term taxable securities. See "Tax Status."


  The table below sets forth the percentages of the Fund's assets invested during the fiscal year ended December 31, 1996 in the various Moody's and S&P rating categories and in unrated securities determined by the Adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the fiscal year ended December 31, 1996, computed on a monthly basis.



                                                      YEAR ENDED
                                                  DECEMBER 31, 1996
                                      ------------------------------------------
                                                           UNRATED SECURITIES OF
                                       RATED SECURITIES     COMPARABLE QUALITY
               RATING                 AS A PERCENTAGE OF    AS A PERCENTAGE OF
              CATEGORY                 PORTFOLIO VALUE        PORTFOLIO VALUE
              --------                ------------------   ---------------------
AAA/Aaa.............................         51.1%                  1.1%
AA/Aa...............................          9.2%                  0.0%
A/A.................................         13.9%                  0.9%
BBB/Baa.............................         15.6%                  0.0%
BB/Ba...............................          1.5%                  2.7%
B/B.................................          0.1%                  3.9%
CCC/Caa.............................          0.0%                  0.0%
CC/Ca...............................          0.0%                  0.0%
C/C.................................          0.0%                  0.0%
D...................................          0.0%                  0.0%
                                              ---                    --
Percentage of Rated and Unrated
  Securities........................         91.4%                  8.6%
                                              ===                    ==


  Securities rated D are in default, and payment of interest or repayment of principal is in arrears. Securities that are in default or with respect to which payment of interest or repayment of principal is in arrears present special risk considerations. The Fund may incur additional expenses to the extent that it is required to seek recovery of interest or principal, and the Fund may be unable to obtain full recovery thereof. See "Municipal Securities--Special Considerations Regarding Medium and Lower Grade Municipal Securities."

  The portfolio composition shown in the table above reflects the allocation of assets by the Fund during a period of relative instability in the market for medium and lower grade securities. The percentage of the Fund's assets invested in securities of various grades may from time to time vary substantially from those set forth above.

------------------------------------------------------------------------------
MUNICIPAL SECURITIES
------------------------------------------------------------------------------

  GENERAL. Municipal securities in which the Fund may invest are debt obligations issued by or on behalf of the states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal income taxes. Pennsylvania municipal securities are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is at the time of issuance exempt from Pennsylvania state income taxes.

  The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

"Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

  Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities, the terms of which include elements of, or are similar in effect to, certain Strategic Transactions (as defined below) in which the Fund may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. The Fund will not invest more than 15% of its total assets in derivative municipal securities such as inverse floaters, whose rates vary inversely with changes in market rates of interest, or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Some municipal securities may not be backed by the faith, credit and taxing power of the issuer. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets. While markets for such recent innovations progress through stages of development, such markets may be less developed than more fully developed markets for municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.

  The net asset value of each of the Funds will change with changes in the value of their respective portfolio securities. Because the Funds will invest primarily in fixed income municipal securities, the net asset value of each of the Funds can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected.

  SPECIAL CONSIDERATIONS REGARDING MEDIUM AND LOWER GRADE MUNICIPAL
SECURITIES. The Fund invests in medium and lower grade municipal securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher grade municipal securities, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Debt securities rated BB or below by S&P and Ba or below by Moody's commonly are referred to as "junk bonds." Although the Fund primarily will invest in medium and lower grade municipal securities, the Fund may invest in higher grade municipal securities for temporary defensive purposes. Such investments may result in a lower current income than if the Fund were fully invested in medium and lower grade securities.

  The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. However, the secondary market prices of medium and lower grade municipal securities are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual developments than are the secondary market prices for higher grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower grade municipal securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of defaults by issuers of lower grade municipal securities as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the municipal securities in the Fund's portfolio and thus in the net asset value of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium and lower grade municipal securities. The secondary market value of municipal securities structured as zero coupon securities and payment-in-kind (discussed below) securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Investment in such securities also involves certain tax considerations. See "Tax Status."

  Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium and lower grade municipal securities to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

  To the extent that there is no established retail market for some of the medium or lower grade municipal securities in which the Fund may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Trustees of the Trust. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade municipal securities held in the Fund's portfolio, the ability of the Adviser to value the Fund's securities becomes more difficult, and the Adviser's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.


  The Adviser seeks to minimize the risks involved in investing in medium and lower grade municipal securities through investment in a varied portfolio of municipal securities, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser may consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating municipal securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser continuously monitors the issuers of municipal securities held in the Fund's portfolio.

  Municipal securities are not listed for trading on any national securities exchange, and many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Because of the nature of medium and lower rated municipal securities, achievement by the Fund of its investment objective may be more dependent on the credit analysis of the Adviser than is the case for an investment company which invests primarily in exchange listed, higher grade securities.


  SPECIAL CONSIDERATIONS REGARDING CERTAIN MUNICIPAL SECURITIES. The Fund may invest in zero coupon and payment-in-kind municipal securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The Internal Revenue Code of 1986, as amended (the "Code"), requires that regulated investment companies distribute at least 90% of their net investment income each year, including tax-exempt and non-cash income. Accordingly, although the Fund will receive no coupon payments on zero coupon securities prior to their maturity, the Fund is required, in order to maintain its desired tax treatment, to include in its distributions to shareholders in each year any income attributable to zero coupon securities that is in excess of 10% of the Fund's net investment income in that year. The Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash. As of December 31, 1996, approximately 8.7% and 0.1% of the Fund's total net assets were invested in zero coupon securities and payment-in-kind municipal securities, respectively.


  The Fund may invest in derivative municipal income securities such as inverse floaters, range floaters and capped floaters. Investment in such securities involves special risks as compared to investment in conventional floating or variable rate municipal income securities. The extent of increases and decreases in the value of such securities and the corresponding changes to the per share net asset value of the Fund in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate income security having similar credit quality, redemption provisions and maturity.

The markets for such securities may be less developed than the markets for conventional floating or variable rate municipal income securities.


  CERTAIN CONSIDERATIONS REGARDING PENNSYLVANIA MUNICIPAL SECURITIES. Investors should be aware of certain factors that might affect the financial condition of issuers of Pennsylvania municipal securities. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of Pennsylvania diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $39 billion in economic activity annually.


  Pennsylvania operates under an annual budget which is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, which includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

  All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA- by S&P and A1 by Moody's. Local municipalities issuing Pennsylvania municipal securities, although impacted in general by the economic condition of the Commonwealth, have credit ratings that are determined with reference to the economic condition of such local municipalities. For example, as of the date hereof, the ratings on the long-term obligations of the City of Philadelphia (the "City") supported by payments from the City's General Fund are rated Baa by Moody's and BBB- by S&P.

  Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

  More detailed information concerning Pennsylvania municipal securities and the Commonwealth of Pennsylvania is set forth in the Statement of Additional Information.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund may also engage in strategic transactions and purchase and sell securities on a "when issued" and "delayed delivery" basis. These investments entail risk. Strategic transactions generally will not be treated as investments in tax-exempt municipal securities for purposes of the Fund's investment policy with respect thereto.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  Income earned or deemed to be earned, if any, by the Fund from its strategic transactions will be distributed to its shareholders in taxable distributions. See "Tax Status."

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell municipal securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade municipal portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage.

  OTHER PRACTICES. The Fund has no restrictions on the maturity of municipal bonds in which it may invest. The Fund will seek to invest in municipal bonds of such maturities that, in the judgment of the Fund and the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions.

  The Fund may borrow amounts up to 5% of its net assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure such borrowings.

  It is possible that the Fund will invest more than 25% of its assets in a particular segment of the municipal bond market, such as Hospital Revenue Bonds, Housing Agency Bonds, Airport Bonds or Industrial Development Bonds. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects.

  The Fund intends to invest its assets in a broadly varied portfolio in order to reduce the impact on the Fund of any loss on a particular portfolio security. However, in order to attain economies of scale at relatively low asset size, the Fund intends to invest more than 5% of its assets in at least five issuers and may invest as much as 50% of its assets in as few as two issuers. With respect to the remaining 50% of its assets, it may invest no more than 5% in the securities of one issuer. Thus, the Fund's investments may be more concentrated in fewer issuers than if it were a diversified fund and, if so, the Fund's net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. In effecting purchases and sales of the Fund's portfolio securities, the Adviser and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Adviser, and the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, the Adviser and the Fund may take into account whether the firm has sold or is selling shares of the Fund.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Group Inc. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financial and investing; and global custody, securities clearance services and securities lending.



  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Investment Advisory Corp. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



  Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.


  ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Board of Trustees of the Fund. Subject to their authority, the Adviser and the Fund's officers will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The Fund will pay the Adviser a fee (accrued daily and paid monthly) equal to a percentage of the average daily net assets of the Fund as follows:

                AVERAGE DAILY NET ASSETS                     % PER ANNUM
                ------------------------                     -----------
First $500 million......................................    0.60 of 1.00%
Over $500 million.......................................    0.50 of 1.00%

  Under its investment advisory agreement with the Adviser, the Fund has agreed to assume and pay the charges and expenses of the Fund's operation, including the compensation of the Trustees of the Fund (other than those who are affiliated persons, as defined in the Investment Company Act of 1940, as amended (the

"1940 Act"), of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer agent or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time-to-time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.



  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


  PORTFOLIO MANAGEMENT. Dennis S. Pietrzak, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of the Fund since August 1995. Mr. Pietrzak has been employed by the Adviser since August 1995. Prior to joining the Adviser, Mr. Pietrzak was employed by Merrill Lynch where he was in charge of municipal underwriting and trading in Merrill Lynch's midwest region.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------


  The alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.


  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase ("Class A Shares") or (b) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). Class A Share accounts over $1 million or otherwise subject to a contingent deferred sales charge ("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor, not to accept any order for Class B Shares in an amount of $500,000 or more and not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares. Investors must weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares (discussed below).

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares (i) bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and
(iii) has a different exchange privilege. Generally, a class of shares subject to a higher ongoing distribution fee or service fee or subject to a longer conversion period will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution fee, service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."


  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class; (iii) Securities and Exchange Commission (the "SEC") registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Code.

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------


  The Fund offers three classes of shares to the public on a continuous basis through Van Kampen American Capital Distributor, Inc., the principal underwriter of the Fund's shares (the "Distributor"), which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice.


  The Fund's shares are offered at the net asset value per share next computed after an investor places an order to purchase directly with the investor's broker, dealer or financial intermediary or with the Distributor plus any applicable sales charge. Sales personnel of brokers, dealers and financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediary for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminar of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.


CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive more than 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of the 1933, as amended.

SALES CHARGE TABLE

                                                                               DEALER
                                                                             CONCESSION
                                                                             OR AGENCY
                                              TOTAL SALES CHARGE             COMMISSION
                                      ----------------------------------   --------------
        SIZE OF TRANSACTION            PERCENTAGE OF     PERCENTAGE OF     PERCENTAGE OF
         AT OFFERING PRICE            OFFERING PRICE    NET ASSET VALUE    OFFERING PRICE
-----------------------------------------------------------------------------------------
Less than $100,000..................       4.75%              4.99%             4.25%
$100,000 but less than $250,000.....       3.75               3.90              3.25
$250,000 but less than $500,000.....       2.75               2.83              2.25
$500,000 but less than $1,000,000...       2.00               2.04              1.75
$1,000,000 or more*.................          *                  *                 *

----------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $5 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to CDSCs.


QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.


  A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary of a single trust estate or a single fiduciary account; or a "company" as defined is section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to all open-end investment companies advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and distributed by the Distributor. Additional funds may be added from time to time as determined by the Fund's Board of Trustees as Participating Funds.



  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.



  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.


OTHER PURCHASE PROGRAMS


  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the

Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer or financial intermediary or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.



  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.


  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.


  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.


  (8) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economics of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age, grandchildren, parents, and a person's spouse's parents.



  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with ACCESS, the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment. The Distributor will compensate brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate will be equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.

  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

  Proceeds from the CDSC applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution and services fees facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase.

  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from CDSC Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).


  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows:
1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

                                                      CONTINGENT DEFERRED SALES CHARGE
                                                             AS A PERCENTAGE OF
YEAR SINCE PURCHASE                                   DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------                                   --------------------------------
    First............................................                            4.00%
    Second...........................................                            3.75%
    Third............................................                            3.50%
    Fourth...........................................                            2.50%
    Fifth............................................                            1.50%
    Sixth............................................                            1.00%
    Seventh and after................................                            0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.


  CONVERSION FEATURE. Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.



  The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution and service fees and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such class of shares for an indefinite period.



  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.


NET ASSET VALUE

  The net asset value per share of the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of shares of the Fund outstanding. The net asset value is computed once daily as of 5:00 p.m. Eastern time, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.

  Fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees of the Fund. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Fund to be representative of the fair value at which it is expected such securities may be resold. Other assets are valued at fair value as determined in good faith by or under the direction of the Trustees. The net asset values per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.
------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.


  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."


  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any other Participating Fund, Tax Free Money Fund or Reserve Fund so long as a pre-existing account for such class of shares exists for such shareholder.


  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.


  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged with shares of another Participating Fund, subject to certain limitations. Before effecting an exchange, shareholders in the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

  To be eligible for exchange, shares of the Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

  Class A Shares of Van Kampen American Capital funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Fund. Class A Shares of Van Kampen American Capital funds that generally do not impose an initial sales charge are subject to the appropriate sales charge applicable to Class A Shares of the Fund.


  No sales charge is imposed upon the exchange of a CDSC Share. The CDSC schedule and conversion schedule applicable to a CDSC Share acquired through the exchange privilege is determined by reference to the Van Kampen American Capital fund from which such share originally was purchased. The holding period of a CDSC Share acquired through the exchange privilege is determined by reference to the date such share originally was purchased from a Van Kampen American Capital Fund.


  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.


  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  A prospectus of any of these mutual funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.



  Holders of Class B Shares and Class C Shares who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

  CHECK WRITING PRIVILEGE. Holders of Class A Shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the Authorization for Redemption by Check Form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company

("State Street Bank") will be sent to such shareholder. These checks may be made payable by the holder of Class A Shares to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of Class A Shares is a taxable event. See "Redemption of Shares."


  Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. Holders of Class A Shares may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.


  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.


  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.



  In cases of disability, the CDSCs on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.



  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable CDSC will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.



  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.


------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS

------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each such class.

The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.


  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense.



  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.



  The Distributor's actual expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Share that may be subject to a

CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of a CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1996, there were $1,448,099 and $7,345 of unreimbursed distribution expenses with respect to Class B Shares and Class C Shares, respectively, representing 2.99% and 0.22% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.



  The Distributor will not use the proceeds from the CDSC applicable to a particular class of CDSC Shares to defray distribution-related expenses attributable to any other class of CDSC Shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  The Fund's policy is to declare daily and pay monthly distributions of all or substantially all net investment income of the Fund, except that net realized short-term capital gains, if any, are expected to be distributed annually. Net investment income consists of all interest income, dividends and other ordinary income earned by the Fund, less all expenses of the Fund. Expenses of the Fund are accrued each day. Net short-term capital gains, if any, may be distributed throughout the year. Net realized long-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders at least annually. Distributions cannot be assured, and the amount of each monthly distribution may vary.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee, or, where applicable, the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee, or not subject to the conversion feature.


  Investors will be entitled to begin receiving dividends on their shares on the business day after ACCESS receives payments for such shares. However, shares become entitled to dividends on the day ACCESS receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Persons wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.


  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund will automatically credit monthly distributions and any annual net long-term capital gain distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. See "Shareholder Services -- Reinvestment Plan."


------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  FEDERAL INCOME TAXATION. The Fund has qualified and intends to continue to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.



  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold for fair market value at the end of the tax-year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.



  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.



  DISTRIBUTIONS. The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.



  The Tax Reform Act of 1986 (the "Tax Reform Act") may have an adverse impact upon the Fund and its shareholders. The Tax Reform Act imposed new limitations on the use and investment of the proceeds of state and local government bonds and other funds, which limitations must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. The provisions of the Tax Reform Act generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.



  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.



  The Tax Reform Act also makes interest on certain "private-activity bonds" an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. The Tax Reform Act also imposed per capita volume limitations on certain private-activity bonds which could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.



  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the purchaser would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund, or by the Trust if it is required to qualify as a regulated investment company as described below. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed five percent of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



  The Omnibus Budget Reconciliation Act of 1993 included certain provisions that requires gains on dispositions of tax-exempt securities purchased at a market discount be treated as ordinary income to the extent of the accrued market discount, if the securities are acquired after April 30, 1993. Such securities were exempt from the market discount rules under prior law. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any short-term capital loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



  While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.



  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.



  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends so designated cannot exceed, however, the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are "exempt-interest" dividends is determined on an average annual method for the fiscal year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend, Fund distributions generally will not qualify for the dividends received deduction for corporations.



  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.



  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.



  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


  PENNSYLVANIA TAX STATUS. Under existing Pennsylvania law, since the Fund intends to invest primarily in Pennsylvania municipal securities, in the opinion of special Pennsylvania counsel to the Fund, interest income of the Fund derived from these investments and distributed to the shareholders will be exempt from Pennsylvania Personal Income Tax and (for residents of Philadelphia) from Philadelphia School District Income Tax. To the extent the Fund invests in other permitted investments, distributions to shareholders of income from these investments may be subject to Pennsylvania Personal Income Tax and (for residents of Philadelphia) to Philadelphia School District Income Tax. Shareholders of the Fund will receive annual notification from the Fund as to the taxability of such distributions in Pennsylvania.

  Income of the Fund derived from Pennsylvania municipal securities and distributed to corporate shareholders will be exempt from Pennsylvania Corporate Net Income Tax as well as Pennsylvania Mutual Thrift Institutions Tax. Gains realized by a corporate shareholder on a sale or disposition of shares will be subject to Pennsylvania Corporate Net Income Tax or Pennsylvania Mutual Thrift Institutions Tax, whichever is applicable. To the extent the Fund invests in other permitted investments, distributions to corporate shareholders of income from these investments may be subject to Pennsylvania Corporate Net Income Tax or Pennsylvania Mutual Thrift Institutions Tax, whichever is applicable. Shareholders of the Fund will receive annual notification from the Fund as to the taxability of such distributions in Pennsylvania.

  Gains realized by a shareholder on a sale or disposition of shares of the Fund will be subject to Pennsylvania Personal Income Tax as well as Philadelphia School District Income Tax (but under the Philadelphia School District Tax, only as to sales occurring within six months of purchase).

  In the opinion of special Pennsylvania counsel to the Fund, shares of the Fund will be exempt from Pennsylvania County Personal Property Taxes and (as to residents of Pittsburgh) from personal property taxes imposed by the City of Pittsburgh and School District of Pittsburgh. This exemption, however, will not apply to that portion of the Fund represented by each shareholder's shares that is not invested in Pennsylvania municipal securities (or other securities exempt from personal property taxes in Pennsylvania).

  Shares of the Fund are subject to Pennsylvania Inheritance and Estate Tax.

  Gains derived by the Fund from the sale, exchange or other disposition of Pennsylvania municipal securities may be subject to Pennsylvania personal or corporate income taxes. Those gains which are distributed by the Fund to shareholders who are individuals will be subject to Pennsylvania Personal Income Tax and, for residents of Philadelphia, to Philadelphia School District Investment Income Tax. For shareholders which are corporations, the distributed gains will be subject to Pennsylvania Corporate Net Income Tax or Pennsylvania Mutual Thrift Institutions Tax, whichever is applicable. Gains which are not distributed by the Fund will nevertheless be taxable to shareholders if derived by the Fund from the sale, exchange or other disposition of Pennsylvania municipal securities issued on or after February 1, 1994. Gains which are not distributed by the Fund will not be taxable to shareholders if derived by the Fund from the sale, exchange or other disposition of Pennsylvania municipal securities issued prior to February 1, 1994.

  GENERAL. The federal and Pennsylvania income tax discussions set forth above are for general information only. Prospective investors should consult their tax advisers regarding the specific federal and Pennsylvania tax consequences of holding and disposing of shares as well as the effects of other state, local and foreign tax laws.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., or nationally recognized financial publications.


  The Fund's yield quotation is determined for each class of the Fund's shares on a monthly basis with respect to the immediately preceding 30 day period. Yield is computed by first dividing the Fund's net investment income per share earned during such a 30 day period by the Fund's maximum offering price per share on the last day of such period. Net investment income per share for a class of shares is determined by taking the interest earned by the Fund during the period and allocable to the class of shares, subtracting the expenses (net of any reimbursements) accrued for the period and allocable to the class of shares, and dividing the result by the product of (a) the average daily number of such class of the Fund shares outstanding during the period that were entitled to receive dividends and (b) the Fund's maximum offering price per share on the last day of the period. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate annualized at the end of a six month period.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed for each class of the Fund's shares by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund calculates average compounded total return for each class of the Fund's shares by determining the redemption value at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a class of shares of the Fund (less the maximum sales charge) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Fund from a given date to a subsequent given date and including or excluding, as the case may be, sales charges applicable to the respective class of shares. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in the Fund at a given time, including or excluding, as the case may be, the maximum sales charge applicable to the respective class of shares, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage.


  From time to time, the Fund may include in its supplemental sales literature and shareholder reports a quotation of the current "distribution rate" for the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the ending maximum public offering price for the same period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be calculated separately for each class of the Fund's shares.


  From time to time, the Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal or return. In addition, from time to time, the Fund may utilize sales literature that includes hypotheticals.



  Further information about the Fund's performance is contained in the Fund's Annual Report and the Fund's Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).


------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund is an unincorporated trust originally established under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated January 28, 1987. The Declaration of Trust was amended and restated as of July 21, 1995. Shares of the Fund entitle their holders to one vote per share. Except as described herein, shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is December 31. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

  Shareholder inquiries should be directed to Van Kampen American Capital Pennsylvania Tax Free Income Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attn: Correspondence.


  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and shareholder account information, dial (800) 847-2424. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.

                                                                      APPENDIX A

                  DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:

  1.  DEBT


    A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


    The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA         Debt rated 'AAA' has the highest rating assigned by S&P.
              Capacity to pay interest and repay principal is extremely strong.

  AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB          Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as
  B           having predominantly speculative characteristics with
  CCC         respect to capacity to pay interest and repay principal.
  CC          'BB' indicates the least degree of speculation and 'C' the
  C           highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

  BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

  B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

  CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

  CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

  C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

  D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

              PLUS (+) or MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  C The letter 'c' indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

  L The letter 'L' indicates that the rating pertains to the principal amount of these bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  P The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

              *Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

  NR Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

    DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB' commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

  2.  MUNICIPAL NOTES


    A S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.


  The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

    -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

    The note rating symbols and definitions are as follows:

  SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are a plus (+) designation.

  SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  SP-3        Speculative capacity to pay principal and interest.

  3.  COMMERCIAL PAPER

    A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

  Ratings are graded into several categories, ranging from 'A-1' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

  A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

  A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

  4.  TAX-EXEMPT DUAL RATINGS

    S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

  MOODY'S INVESTORS SERVICE--A brief description of the applicable Moody's Investors Service ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

  1.  LONG-TERM MUNICIPAL BONDS

  AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  BAA Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  CON (..) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally and designated with the prefix "Con" followed by the rating in parentheses. These are bonds secured by: (a) earnings of projects under construction,
              (b) earnings of projects unseasoned in operating experi-ence, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

  (P) (..) When applied to forward delivery bonds, indicates that the rating is provisional pending the delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

  NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.



    ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

    Should no rating be assigned, the reason may be one of the following:

      1. An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

      3. There is a lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  2.  SHORT-TERM EXEMPT NOTES

    Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.

    Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

    MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

    SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

  3.  TAX-EXEMPT COMMERCIAL PAPER


    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.



    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



      Issuers rated Prime-1 (for related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:



           - Leading market positions in well established industries.



           - High rates of return on funds employed.



           - Conservative capitalization structures with moderate reliance on debt and ample asset protection.



           - Broad margins in earning coverage of fixed financial charges and high internal cash generation.

           - Well established access to a range of financial markets and assured sources of alternate liquidity.



      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.



      Issuers rated Not Prime do not fall within any of the Prime rating categories.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE

NUMBER--(800) 341-2911.


PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)

DIAL (800) 421-2833.


FOR AUTOMATED TELEPHONE

SERVICES DIAL (800) 847-2424.

VAN KAMPEN AMERICAN CAPITAL
PENNSYLVANIA TAX FREE
INCOME FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Pennsylvania Tax Free Income Fund

Custodian

STATE STREET BANK AND
TRUST COMPANY

225 West Franklin Street, P.O. Box 1713

Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Pennsylvania Tax Free Income Fund

Legal Counsel

SKADDEN, ARPS, SLATE,

MEAGHER & FLOM (ILLINOIS)

333 West Wacker Drive
Chicago, IL 60606


Independent Accountants


KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

------------------------------------------------------------------------------

                       PENNSYLVANIA TAX FREE INCOME FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                                 APRIL 30, 1997


------       ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

         VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

  Van Kampen American Capital Pennsylvania Tax Free Income Fund, formerly known as Van Kampen Merritt Pennsylvania Tax Free Income Fund (the "Fund"), is a non-diversified, open-end management investment company, commonly known as a mutual fund, and is organized as a Pennsylvania trust. The Fund's investment objective is to provide only Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade Pennsylvania municipal securities. The Fund's portfolio is managed by Van Kampen American Capital Investment Advisory Corp. (the "Adviser").


  This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus of the Fund dated April 30, 1997 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A copy of the Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, IL 60181 at: (800) 421-5666 (or (800) 421-2833 for the hearing impaired).


  The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. This omitted information may be obtained from the SEC upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
The Fund.................................................... B-2
Shares of the Fund.......................................... B-2
Investment Policies and Restrictions........................ B-2
Additional Investment Considerations........................ B-4
Trustees and Officers....................................... B-19
Custodian................................................... B-26
Legal Counsel and Independent Accountants................... B-26
Investment Advisory and Other Services...................... B-26
Portfolio Transactions...................................... B-28
Tax Status of the Fund...................................... B-29
The Distributor............................................. B-29
Distribution and Service Plans.............................. B-30
Performance Information..................................... B-31
Report of Independent Accountants........................... B-33
Financial Statements........................................ B-34
Notes to Financial Statements............................... B-46



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 1997.

                                    THE FUND


  Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund") is a non-diversified, open-end management investment company, commonly known as a mutual fund, and was originally organized as an unincorporated trust established under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated January 28, 1987. The Declaration of Trust was amended and restated as of July 21, 1995. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, par value $0.01 per share (prior to July 21, 1995, the shares had no par value).


  Each share represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund and requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated trust established under Pennsylvania law may, under certain limited circumstances, be held personally liable for the obligations of the trust as though they were general partners in a partnership, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

  Shares of the Fund entitle their holders to one vote per share. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights other than those described in the Prospectus. The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting.

  The Trustee may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares present at a meeting of shareholders (or such higher vote as may be required by the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms as part, each such statement being qualified in all respects by such reference.

                               SHARES OF THE FUND

  The authorized stock of the Fund currently consists of an unlimited number of shares of beneficial interest, par value $0.01 per share.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The Fund's investment objective is to provide only Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade Pennsylvania municipal securities. The Fund will generally invest its assets in obligations issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States, the interest on which is exempt from federal and Pennsylvania state income taxes in the opinion of counsel.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:


   1. Purchase any securities (other than tax exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (As described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)


   3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Prospectus.

   4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as described, from time to time, under the heading "Investment Practices" in the Prospectus.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.


   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   9. Invest in securities issued by other investment companies, except as part of a merger, reorganization or other acquisition, except that the Fund may temporarily invest up to 10% of the value of its assets in Pennsylvania tax exempt money market funds to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  10. Invest in equity, interests in oil, gas or other mineral exploration or development programs.

  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

  The Fund may not change any of these investment restrictions nor any other fundamental policy without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed. Certain of the medium and lower grade municipal securities in which the Fund may invest may be, subsequent to the Fund's investment in such securities, downgraded by Moody's or S&P or may be deemed by the Adviser to be of a lower quality as a result of impairment of the creditworthiness of the issuer of such securities or of the project the revenues from which are the source of payment of interest and repayment of principal with respect to such securities. In such instances, the secondary market for such municipal securities may become less liquid, with the possibility that more than 15% of the Fund's assets would be invested in securities which are not readily marketable. In such event, the Fund will take reasonable and appropriate steps to reduce the percentage of the Fund's portfolio represented by securities that are not readily marketable, together with any other securities subject to investment restriction eight above, to less than 15% of the Fund's assets as soon as is reasonably practicable.


  Frequent portfolio turnover is not anticipated. The Fund anticipates that the annual portfolio turnover rate of the Fund will normally be less than 100%. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less are excluded from such calculation. The Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize capital gain or loss. Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

                      ADDITIONAL INVESTMENT CONSIDERATIONS


  MUNICIPAL SECURITIES. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund generally expects to be invested primarily in longer term municipal securities. The Fund will, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. Such non-marketable municipal leases, together with other restricted or non-marketable securities in the Fund's portfolio will not at the time of purchase exceed 15% of the total assets of the Fund. The "issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities.


  The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchase by the Fund will meet the criteria established for the purchase of municipal securities.

  The Fund also may invest up to 15% of its total assets in variable rate derivative municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest. Such variable rate derivative municipal securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative municipal securities whose rates vary inversely with changes in market rates of interest in response to such changes in market rates generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provision and maturity. In addition, the Fund may invest in derivative municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Fund may engage. Such municipal securities may be their terms, for example, have economic characteristics comparable to, among other things, a swap, cap, floor or collar transaction with respect to such security for a period of time prior to its stated maturity. See "Additional Investment Considerations--Strategic Transactions" in this Statement of Additional Information.


  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which the Board of Trustees or the Fund's investment adviser has determined under Board-approved guidelines to be liquid.


  MEDIUM AND LOWER GRADE MUNICIPAL SECURITIES. Discussion concerning the special risk factors relating to the Fund's investments in medium and lower grade municipal securities appears in the "Municipal Securities" section of the Prospectus under the subheading "Special Considerations Regarding Medium and Lower Grade Municipal Securities."

  SPECIAL CONSIDERATION REGARDING PENNSYLVANIA MUNICIPAL SECURITIES. As described in the Prospectus, the Fund will invest primarily in Pennsylvania municipal securities. In addition, the specific Pennsylvania municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of Pennsylvania municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Pennsylvania municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of Pennsylvania municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Pennsylvania municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth of Pennsylvania to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Pennsylvania, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Pennsylvania municipal securities.


  Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $39 billion in economic activity annually.


  The Commonwealth operates under an annual budget which is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting fourth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, which includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.


  The five year period from fiscal 1992 through fiscal 1996 recorded a 4.6 percent average annual increase in revenues and other sources, led by an average annual increase of 13.2 percent for intergovernmental revenues. The increase for intergovernmental revenues in fiscal 1996 is partly due to an accounting change. Tax revenues during the five year period increased an average of 2.5 percent as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained the growth of tax revenues. The tax reduction measures followed a $2.7 billion tax increase measure adopted for the 1992 fiscal year. Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at an average annual rate of 6.0 percent led by increases of 14.2 percent for protection of persons and property program costs. The costs of a prison expansion program and other correctional program expenses are responsible for the large percentage increase. A reduction in debt service costs at an average annual rate of 29.1 percent over the five year period is a result of reduced short-terms borrowing for cash flow purposes. Improved financial results and structural cash flow modifications contributed to the lower borrowing. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.6 percent increase for public health and welfare costs for the five year period. The fund balance at June 30, 1996 totaled $635.2 million, a $547.7 million increase from a balance of $87.5 million at June 30, 1992.


  Commonwealth revenues for the 1995 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers. Commonwealth revenues were $459.4 million, 2.9 percent, above the estimate of revenues used at the time the fiscal 1995 budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts largely due to higher receipts from the corporate net income tax. Fiscal 1995 revenues from the corporate net income tax were 22.6 percent over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25 percent to 11.99 percent that became effective with tax years beginning on and after January 1, 1994. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5,526.9 million, $128.8 million above the enacted budget estimate and 7.9 percent over fiscal 1994 collections. Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections. Miscellaneous revenue collections for fiscal 1995 were $183.5 million, $44.9 million above estimate and were largely due to additional investment earnings, escheat revenues and other miscellaneous revenues. Personal income tax receipts for fiscal 1995 were slightly above the budgeted estimate. Receipts totaled $5,083.2 million, $5.1 million above the estimate and 4.3 percent over collections for fiscal 1994. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. The higher rate of economic growth for the nation and the state gave rise to increases in employment, income and sales higher than expected which translated into above-estimate tax revenues. Tax revenue refunds were also higher than estimated in the budget. The reserve for tax refunds was increased during the fiscal year from $410 million to $460 million, a 110 percent increase over refunds budgeted in fiscal 1994 which were unusually low due to a carryover of $160 million of reserves for tax refunds from fiscal 1993. An acceleration of the tax refund process for corporation taxes, litigation settlements, and an increase in the personal income tax poverty exemption contributed to tax refunds being higher than initially budgeted. Expenditures from Commonwealth revenues, (excluding pooled financing expenditures) including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totaled $15,674.7 million, representing an increase of 5 percent over spending during fiscal 1994. Funds held in reserve at the end of fiscal 1995 for transfer to the Tax Stabilization Reserve Fund totaled $111.0 million. Of this total, $54.0 million represents the 10 percent transfer of the fiscal year-end balance prescribed in state law. The remaining $57.0 million represents an additional 5 percent of the year-end balance and an additional $30 million proposed by the Governor to be transferred to the Tax Stabilization Reserve Fund. These additional reserves for transfer were authorized in legislation subsequent to the close of the fiscal year.



  The unappropriated surplus (prior to transfers to Tax Stabilization Reserve
Fund) at the close of the 1996 fiscal year for the General Fund was $183.8 million, $65.5 million above estimate. From fiscal year appropriations, net expenditures and encumbrances from Commonwealth revenues, including $113.0 million of supplemental appropriations but excluding pooled financing expenditures, totaled $16,162.9 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437.0 million fiscal year adjusted beginning unappropriated surplus. Commonwealth revenues (prior to tax refunds) for the 1996 fiscal year increased by $113.9 million over the prior fiscal year to $16,338.5 million representing a growth rate of 0.7 percent. Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. It is estimated that tax changes enacted for the fiscal year reduced Commonwealth revenues by $283.4 million representing 1.7 percentage points of fiscal 1996 growth in Commonwealth revenues. The most significant tax changes enacted for the fiscal year were (i) a reduction of the corporate net income tax rate to 9.99 percent; (ii) an increase in the maximum annual allowance for a net operating loss deduction from $0.5 million to $1.0 million; (iv) an increase in the basic exemption amount for the capital stock and franchise tax; (v) a repeal of the tax on annuities; and (vi) a repeal of inheritance tax on transfers of certain property to surviving spouses. Among the major sources of Commonwealth revenues for the fiscal year, corporate tax receipts declined $338.4 million from receipts in the prior fiscal year, largely due to the various tax changes enacted for these taxes. Corporate tax changes were enacted to reduce the cost of doing business in Pennsylvania for the purpose of encouraging business to remain in Pennsylvania and to expand employment opportunities within the state. Sales and use tax receipts for the fiscal year increased $155.5 million, or 2.8 percent, over receipts during fiscal 1995. All of the increase was produced by the non-motor vehicle portion of the tax as receipts from the sale of motor vehicles declined slightly for fiscal 1996. Personal income tax receipts for the fiscal year increased $291.1 million, or 5.7 percent, over receipts during fiscal 1995. Personal income tax receipts were aided by a 10.2 percent increase in non-withholding tax payments which generally are comprised of quarterly estimated and annual final return tax payments. Non- tax receipts for the fiscal year increased $23.7 million for the fiscal year. Included in that increase was $67 million in net receipts from a tax amnesty program that was available for a portion of the 1996 fiscal year. Some portion of the tax amnesty receipts represent normal collection of delinquent taxes. The tax amnesty program is not expected to be repeated. Transfers to the Tax Stabilization Reserve Fund from fiscal 1996 operations were $27.6 million. This amount represents the fifteen percent of the fiscal year ending unappropriated surplus transfer provided under current law. With the addition of this transfer, the Tax Stabilization Reserve Fund balance is over $215 million.

  The enacted fiscal 1997 budget provides for expenditures from Commonwealth revenues of $16,375.8 million, an increase of 0.6 percent over appropriated amounts from Commonwealth revenues for fiscal 1996. The fiscal 1997 budget is based on anticipated Commonwealth revenues before refunds of $16,744.5 million, an increase over actual fiscal 1996 revenues of 2.5 percent. The revenue estimate for fiscal 1997 includes provision for a $15 million tax credit program enacted with the fiscal 1997 budget for businesses creating new jobs. Staggered corporation tax years cause fiscal 1997 revenues to continue to be affected by the business tax reductions enacted during the past two completed fiscal years. These reductions, together with the new job creation tax credit, cause revenue growth comparisons between fiscal 1996 and fiscal 1997 to be understated. When taking into account the effect of the recent tax changes, revenues are anticipated in the fiscal 1997 budget to increase at a rate of 3.0 percent. The fiscal 1997 revenue estimate is based on a forecast of the national economy for real gross domestic product to slow to a growth rate of 2.0 percent for 1996 and below 1.5 percent for 1997. The expectation for slowing economic growth is based on an assumption that the Federal Reserve Board does not cut interest rates and an assumption that foreign economic growth is weak. The consequence of this economic scenario is a U.S. economy with very low growth, slow gains in consumer spending, declining inflation rates, but increasing unemployment which raises the unemployment rate to over 6.0 percent by the end of 1996. Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and the probation and parole program. Continuation of the trend of a rapidly rising inmate population increases operating costs for correctional facilities and requires the opening of new facilities. The fiscal 1997 budget contains an appropriation increase in excess of $110 million for these programs. The approved budget also contains some departmental restructurings. The Department of Community Affairs was eliminated with certain of its programs transferred to the Department of Commerce that has been re-named the Department of Community and Economic Development. In addition to assuming some of the community programs, a significant restructuring of the economic development programs was completed with the establishment of the new Department of Community and Economic Development. Although the departmental restructurings are estimated to save approximately $8 million, a $25 million increase in funds was committed to economic and community development programs for fiscal 1997. Providing funding for these program incases in a fiscal year budget where appropriations increased by only $96.7 million, or 0.6 percent, required reductions and savings in other programs funded from the General Fund. A major reform of the current welfare system was enacted in May 1996 to encourage recipients toward self-sufficiency through work requirements, to provide temporary support for families showing personal responsibility and to maintain safeguards for those who cannot help themselves. Net savings to the fiscal 1997 budget of $176.5 million is anticipated. Many of these savings are redirected in the fiscal 1997 budget toward providing additional support services to those working and seeking work. Of the net savings, $21 million is committed to job training opportunities and an additional $69 million towards making day care services available to welfare recipients for work opportunities. The fiscal 1997 budget also provides additional funding without requiring additional appropriations. An actuarial reduction of 112 basis points in the employer contribution rate is estimated to save school districts approximately $21 million for the fiscal year. Additional savings can be expected to be realized by school districts from legislated changes to teach sabbatical leaves, worker's compensation insurance and to revised prevailing wage surveys by the Department of Labor and Industry. These savings and program funding increases to special education and pupil transportation programs and an initiative for technology improvements for schools are estimated to be equal to approximately $138 million of increased funding to local schools, equivalent to a 4.5% increase in the basic education funding for fiscal 1997. The fiscal 1997 budget anticipated receiving $60 million of proceeds from the securitization of $151.7 million of loans held by the Sunny Day Fund. This fund was created to finance large-scale economic development loans to attract significant employment opportunities to the Commonwealth. Its funding was generally obtained from General Fund appropriations. The fund has been abolished and its loans have been transferred to the Pennsylvania Industrial Development Fund ("PIDA"). In September 1996, PIDA issued bonds secured by its loan revenues, including the Sunny Day Fund loans. The bond proceeds were used to refund outstanding debt of the Commonwealth. The effect of this transaction on the fiscal 1997 budget is a reduction of the amount of debt service needed to be paid from the General Fund by $84.7 million, $24.7 million above the amount anticipated in the fiscal 1997 budget.


  All outstanding general obligation bonds of the Commonwealth are rated AA- by Standard & Poor's Ratings Group ("S&P") and A1 by Moody's Investors Service, Inc. ("Moody's"). The City of Philadelphia's long-term obligations supported by payments from the City's General Fund are rated Baa by Moody's and BBB- by S&P. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.


  According to the Official Statement dated March 11, 1997 describing General Obligation Bonds, First Series of 1997 of the Commonwealth of Pennsylvania, the Office of Attorney General and the Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have identified the following cases as ones where an adverse decision may have a material effect on governmental operations of the Commonwealth and consequently, the Commonwealth's ability to pay debt service on its obligations. Under Act No. 1978-152 approved September 28, 1978, as amended, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court of Pennsylvania held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 1997 is $27 million.


  Baby Neal v. Commonwealth, et al.

  In April of 1990, the American Civil Liberties Union (the "ACLU") and various named plaintiffs filed a lawsuit against the Commonwealth in federal court seeking an order that would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. A similar lawsuit filed in the Commonwealth Court, captioned as the City of Philadelphia, Hon. Wilson Goode, et al. v. Commonwealth of Pennsylvania, Hon. Robert P. Casey, et al., was resolved through a court approved settlement that provides, inter alia, for more Commonwealth funding for these services for fiscal year 1991 as well as a commitment to pay to counties $30 million over five years. The Commonwealth then sought dismissal of the federal action based on, among other things, the settlement of the Commonwealth Court case. In January of 1992, the U.S. District Court, per Judge Kelly, denied the ACLU's motion for class certification and held that the "next friends" seeking to represent the interests of the 16 minor plaintiffs in the case were inadequate representatives. The Commonwealth filed a motion for summary judgment on most of the counts in the ACLU's complaint on the basis of, among other things, Suter v. Artist M. After the motion for summary judgment was filed, the ACLU filed a renewed motion to certify sub-classes. In December of 1994, the Third Circuit reversed Judge Kelly's ruling, finding that he erred in refusing to certify the class. Consistent with the Third Circuit's ruling, the District Court recently certified the class, and the parties have resumed discovery.

  County of Allegheny v. Commonwealth of Pennsylvania


  On December 7, 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done. On December 7, 1992, the State Association of County Commissioners filed an action in mandamus seeking to compel the Commonwealth to comply with the decision in County of Allegheny. The Court issued the writ on July 26, 1996, and appointed retired Justice and Senior Judge Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The Court indicated that it intends to require implementation by January 1, 1998. On January 28, 1997, the Supreme Court granted Justice Montemuro's request for a 90-day extension of time within to file his report. The Court also announced the establishment of a tripartite committee, including representatives of the Executive Department, the Legislative Department and Justice Montemuro, to develop an implementation plan. Following issuance of the writ, the President Pro Tempore of the Senate and the Speaker of the House filed a petition seeking reconsideration from the Court. The General Assembly has yet to consider legislation implementing the Supreme Court of Pennsylvania's judgment.

  Fidelity Bank v. Commonwealth of Pennsylvania


  On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed a declaratory judgment action in the Commonwealth Court of Pennsylvania in which Fidelity raised various challenges to the constitutional validity of the Amended Bank Shares Act (Act No. 1989-21) and related legislation. After the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional deficiencies, Fidelity, the Commonwealth, and certain intervenor banks filed Notices of Appeal to the Pennsylvania Supreme Court on August 5, 1994. Pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues, including interest. This credit represents a credit of approximately five percent (5%) of the potential claim of Fidelity, had the constitutional issues been resolved in favor of Fidelity. Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks," in connection with issues concerning the New Bank Tax Credit law which were raised in the above-referenced Pennsylvania Supreme Court appeal. As part of the settlement, the Commonwealth agreed neither to assess nor attempt to recoup any new bank tax credits which had been granted or taken by any of the intervening banks. No expenditure of Commonwealth funds is required in order to implement this aspect of the settlement with the intervening banks, since the credits have already been claimed by said banks. Although the described settlements have quantified the Commonwealth's exposure to Fidelity and the intervening banks, other banks have filed protective petitions which are currently pending with the Commonwealth Court. Depending upon the outcomes of these administrative appeals, one or more of these banks may seek to raise the issues which were advanced by Fidelity, although not brought to final resolution by the Pennsylvania Supreme Court.


  Pennsylvania Association of Rural and Small Schools (PARSS) v. Casey


  In January of 1991, an association of rural and small schools, several individual school districts, and a group of parents and students instituted litigation against former Governor Robert P. Casey and former Secretary of Education Donald M. Carroll, Jr. to challenge the constitutionality of the Commonwealth's system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court of Pennsylvania, and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed, pending resolution of the state court case. The state court case has been assigned to Judge Pellegrini. Judge Pellegrini conducted a trial beginning January 6, 1997. The petitioners have rested their case, and the trial has recessed until March or April, when the Commonwealth will have an opportunity to cross-examine one of the petitioners' expert witnesses and to present rebuttal to that witness. At that time, Judge Pellegrini will establish a briefing schedule and a date for oral argument.


  Austin v. Department of Corrections, et al.


  In November 1990, the American Civil Liberties Union ("ACLU") brought a class action lawsuit on behalf of the inmate populations in thirteen Commonwealth correctional institutions. The lawsuit challenged the conditions of confinement at each institution and included specific allegations of over-crowding, deficiencies in medical and mental health services, inadequate environmental conditions, disparate treatment of HIV positive prisoners and other assorted claims. No damages were sought. The ACLU sought injunctive relief which would modify conditions, change practices and procedures and increase the number of staff deployment. On August 1, 1994, the parties submitted a proposed settlement agreement to the Court for its review. The Court held hearings on the proposed Settlement Agreement in December 1994. The Court approved the Settlement Agreement with a January 17, 1995 Memorandum. On February 3, 1995, the Commonwealth paid $1.3 million in attorneys' fees to the plaintiffs' attorneys in accordance with the Agreement. The remaining $100,000 in attorneys' fees will be paid by the end of the year. All aspects of the case have now been dismissed. The parties are currently complying with monitoring provisions outlined in the Agreement. The monitoring phase will expire on January 6, 1998. Attorneys' fees for the three year monitoring period will not exceed $60,000 in any one year.

  Envirotest/Synterra Partners


  On November 11, 1993, the Commonwealth of Pennsylvania, Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various regions of the Commonwealth. By Act of the General Assembly in October 1994 (Act No. 1994-95), the emissions testing program was suspended and the Department of Transportation was directed to consider other alternatives to the centralized testing program. Former Governor Robert P. Casey vetoed the legislation and the General Assembly overrode the veto in November 1994. As a result, the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program. On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners (successor to Envirotest/Synterra Partners) and the Commonwealth of Pennsylvania entered into a Settlement Agreement ("Agreement") pursuant to which the parties settled all claims which Envirotest might have had against the Commonwealth arising from the suspension of the emissions testing program. Under the Agreement, Envirotest is to receive $145 million, with interest at 6 percent per annum, payable $25 million in 1995, and $40 million each in 1996, 1997, and 1998. An additional $11 million may be required to be paid in 1998, depending upon the results of property liquidations by Envirotest.



  Pennsylvania Human Relations Commission v. School District of Philadelphia, et. al. v. Commonwealth of Pennsylvania, et. al.



  On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding to "determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools." On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial Orders of the Commonwealth Court." In addition, a group of intervenors (led by ASPIRA of Pennsylvania) on March 4, 1996 filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the city to supply the additional funds identified as necessary for the District to fully comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders. By order dated April 30, 1996, Judge Doris A. Smith of Commonwealth Court, overruled the Commonwealth's and the City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City; in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity or contribution against the City. Trial commenced on May 30, 1996. During the course of the trial, upon motion of the Commonwealth, the Supreme Court of Pennsylvania on July 3, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to conclude the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion. The Supreme Court retained jurisdiction. The evidence in the trial was concluded on July 11, 1996, after 19 days of trial. On August 20, 1996, Judge Smith issued an Opinion and Order. Judge Smith specifically found that "[b]ecause of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million." In filings made on August 30, 1996, the Commonwealth requested the Supreme Court to enter judgments in favor of the Commonwealth and the Governor on all claims. On September 10, 1996, the Supreme Court of Pennsylvania issued an order granting the Commonwealth's Motion to Vacate. The Court directed its Prothonotary to establish a briefing schedule and a date for oral argument and indicated that it would issue a further order limiting the issued to be addressed. Finally, the Supreme Court stated that

Commonwealth Court "is divested of jurisdiction of th[e] matter..., and all further proceedings in the Commonwealth Court are stayed pending further order of th[e Supreme] Court." The Supreme Court again retained jurisdiction. On January 28, 1997, the Supreme court issued an order directing the parties to brief certain issues. The Commonwealth's brief was due March 19, 1997. Responsive briefs must be filed within 30 days thereafter.



  Ridge v. State Employee's Retirement Board



  On August 1, 1983, the United States Supreme Court in Arizona Governing Committee v. Norris, 463 U.S. 1073 (1983) held that the use of gender distinct actuarial factors to calculate pension benefits violated federal civil rights laws. Norris and the subsequent Florida v. Long, 487 U.S. 223 (1988) limited required application of gender neutral actuarial factors to benefits based on service credited on or after August 1, 1983. Benefits based upon service credited before August 1, 1983, could continue to be calculated using gender distinct actuarial factors. The State Employee's Retirement Board and its sister agency, the Public School Employee's Retirement Board, have been in full compliance with Norris, using gender neutral factors for benefits based upon post-July 31, 1983, service and gender distinct actuarial factors for benefits based upon pre-August 1, 1983 service. On December 29, 1993, Joseph H. Ridge, former judge of the Allegheny Court of Common Please filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employes' Retirement Board. Judge Ridge filed an amended Petition for Review on February 7, 1995. Judge Ridge alleges that the Retirement Board's use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates Article I, Section 26 (equal protection) and Article I, Section 28 (equal rights) of the Pennsylvania Constitution. He seeks "topped up" benefits equal to those that a similarly situated female would be receiving. Due to the constitutional nature of the claim, it is possible that a decision adverse to the Retirement Board would be applicable to other members of the State Employes' Retirement System and Public School Employes Retirement System who accrued service between the effective date of the state constitutional provisions and before August 1, 1983, and who have received, are receiving, or will receive benefits less than those received by other members of the systems because of their sex or the sex of their survivors annuitants. The Commonwealth Court granted the Retirement Board's preliminary objections to Judge Ridge's claims for punitive damages, attorneys fees and compensatory damages other than a recalculation of his pension benefits should he prevail. The Commonwealth Court also denied Judge Ridge's preliminary objections to the Retirement Board's New Matter. On November 20, 1996, the Commonwealth Court heard oral argument en banc on Judge Ridge's motion for judgment of the pleadings. A decision on that motion is pending.



  Yesenia Marrero, et al. v. Commonwealth, et al.



  On February 24, 1997, five residents of the City of Philadelphia, on their own behalf and on behalf of their school-aged children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, ASPIRA, Inc. of Pennsylvania and the Philadelphia Branch of the NAACP, filed in the Commonwealth Court of Pennsylvania a civil action for declaratory judgment against the Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education, and the Secretary of Education. Citing the Education Clause of the Constitution of Pennsylvania, as well a provisions of the Declaration of Rights under the Pennsylvania Constitution, the petitioners claim, inter alia, that Pennsylvania's "statutory education financing system in unconstitutional as applied to the School District [of Philadelphia]"; that "[t]he system of funding public education violated the constitutional mandate to provide a thorough and efficient system of public education in the City [of Philadelphia]"; that "[t]he scheme for financing public education precludes the Commonwealth from providing the constitutionally required thorough and efficient system of public education in the circumstances faced by the School District [of Philadelphia]"; and that "Defendants have failed to provide the School District [of Philadelphia] with the resources and other assistance necessary to provide all of its students with the quality of education to which they are [c]onstitutionally entitled." The respondents will have thirty (30) days from the date of service to respond to the petition for review.

  INVESTMENT PRACTICES. If the Adviser deems it appropriate to seek to hedge the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities. An example is the Long-Term Municipal Bond futures contract traded on the Chicago Board of Trade. It is based on the Bond Buyer's Municipal Bond Index, which represents an adjusted average price of the forty most recent long-term municipal issues of $50 million or more ($75 million in the instance of housing issues) rated A or better by either Moody's or S&P, maturing in no less than nineteen years, having a first call in no less than seven nor more than sixteen years, and callable at par.

  The Fund may engage in "when issued" and "delayed delivery" transactions and utilize futures contracts and options thereon for hedging purposes. The SEC generally requires that when mutual funds, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements.

  The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will maintain, in a segregated account having an aggregate value with its custodian, cash or other readily marketable portfolio securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used by it as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund at the time of entering into any such agreement. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the creditworthiness of such party and will monitor such creditworthiness on an ongoing basis.

STRATEGIC TRANSACTIONS.


  The Fund may, but is not required to, utilize various investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements) or to manage the effective maturity or duration of the Fund's fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.


  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable income of the Fund. See "Tax Status" in the Prospectus.

  GENERAL CHARACTERISTICS OF OPTIONS.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  GENERAL CHARACTERISTICS OF FUTURES. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.


  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index- based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

                             TRUSTEES AND OFFICERS



  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the American Capital Exchange Fund and the Common Sense Trust).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Partner, Ray & Berndtson, Inc. An executive recruiting
Sears Tower                                 and management consulting firm. Formerly, Executive Vice
233 South Wacker Drive                      President of ABN AMRO, N.A., a Dutch bank holding
Suite 4020                                  company. Prior to 1992, Executive Vice President of La
Chicago, IL 60606                           Salle National Bank. Trustee of each of the funds in the
Date of Birth: 06/03/48                     Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation. Trustee of
                                            each of the funds in the Fund Complex.
Dennis J. McDonnell*......................  President and a Director of VKAC. President, Chief
One Parkview Plaza                          Operating Officer and a Director of the Advisers.
Oakbrook Terrace, IL 60181                  Director or officer of certain other subsidiaries of
Date of Birth: 05/20/42                     VKAC. Prior to November 1996, Executive Vice President
                                            and a Director of VKAC Holding. President and Trustee of
                                            each of the funds in the Fund Complex. President,
                                            Chairman of the Board and Trustee of other investment
                                            companies advised by the Advisers or their affiliates.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee of each of the funds
                                            in the Fund Complex.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee of each of
                                            the funds in the Fund Complex.

Phillip B. Rooney.........................  Private investor. Director, Illinois Tool Works, Inc., a manufacturing
348 East Third Street                       company; Vice Chairman and Director, The Servicemaster Company, a
Hinsdale, IL 60521                          business and consumer services company; Director, Urban Shopping
Date of Birth: 07/08/44                     Centers Inc., a retail mall management company; Director, Stone
                                            Container Corp., a paper manufacturing company. Trustee, University of
                                            Notre Dame. Formerly, President and Chief Executive Officer, WMX
                                            Technologies Inc., an environmental services company, and prior to that
                                            President and Chief Operating Officer, WMX Technologies Inc. Trustee of
                                            each of the funds in the Fund Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the Graduate School,
155 Hickory Lane                            Stevens Institute of Technology. Director, Dynalysis of Princeton, a
Closter, NJ 07624                           firm engaged in engineering research. Trustee of each of the funds in
Date of Birth: 08/02/24                     the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive                       (Illinois), legal counsel to the funds in the Fund Complex, open-end
Chicago, IL 60606                           funds advised by Van Kampen American Capital Management, Inc. and
Date of Birth: 08/22/39                     closed-end funds advised by Advisory Corp. Trustee of each of the funds in the Fund Complex, open-end funds advised by Van Kampen American
                                            Capital Management, Inc. and closed-end funds advised by Advisory Corp.


---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the Advisers and the Fund by reason of his positions with VKAC and its affiliates. Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management.



                                    OFFICERS



  Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.
Don G. Powell...............  Not applicable                Chairman, President, Chief Executive
2800 Post Oak Blvd.                                         Officer and a Director of VKAC. Chairman,
Houston, TX 77056                                           Chief Executive Officer and a Director of
  Date of Birth: 10/19/39                                   the Advisers and the Distributor. Chairman
                                                            and a Director of ACCESS. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Chairman of the Board of Governors
                                                            and the Executive Committee of the
                                                            Investment Company Institute. Prior to
                                                            November, 1996, President, Chief Executive
                                                            Officer and a Director of VKAC Holding.
                                                            President, Chief Executive Officer and a
                                                            Trustee/Director of certain investment
                                                            companies advised by Asset Management and
                                                            prior to July 1996, President, Chief
                                                            Executive Officer and a Trustee of the
                                                            funds in the Fund Complex and closed-end
                                                            investment companies advised by Advisory
                                                            Corp.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President of the VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 03/01/65                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers and
                                                            the Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers and the Distributor. Officer of
                                                            certain other subsidiaries of VKAC. Vomit
                                                            Boy. Assistant Secretary of each of the
                                                            funds in the Fund Complex and other
                                                            investment companies advised by the
                                                            Advisers or the affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

  Each of the trustees holds the same position with each of the funds in the Fund Complex. As of December 31, 1996, there were 51 funds in the Fund Complex. Each trustee who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  The compensation of each Non-Affiliated Trustee from each fund in the Fund Complex advised by Advisory Corp. (each a "VK Fund" and collectively the "VK Funds") includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  The compensation of each Non-Affiliated Trustee from the funds in the Fund Complex advised by Asset Management (each an "AC Fund" or collectively the "AC Funds") includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  The trustees approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



  Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Each fund in the Fund Complex has adopted a retirement plan. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement from the Fund. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each trustee has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management has reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.



  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.



                            1996 COMPENSATION TABLE



                                                                                                                    TOTAL
                                                                                                                COMPENSATION
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM    BEFORE DEFERRAL
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS        FROM FUND
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON    COMPLEX PAID
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)       TO TRUSTEE(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1995                   $3,125                 $  499                $2,500            $104,875
Philip P. Gaughan                                     625                  1,858                 2,000              16,875
Linda Hutton Heagy*         1995                    3,125                     56                 2,500             104,875
Dr. Roger Hilsman                                   3,125                      0                 2,500             103,750
R. Craig Kennedy*           1993                    3,125                     47                 2,500             104,875
Donald C. Miller                                    3,125                  3,555                 2,500             104,875
Jack E. Nelson*             1987                    3,125                    350                 2,500              97,875
David Rees                                            750                      0                 2,500              22,000
Jerome L. Robinson*         1992                    3,125                  2,405                 2,500             101,625
Lawrence J. Sheehan                                   750                      0                     0              22,000
Dr. Fernando Sisto*         1995                    3,125                    861                 2,500             104,875
Wayne W. Whalen*            1987                    3,125                    247                 2,500             104,875
William S. Woodside                                 3,125                      0                 2,500             104,875


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney also is a current member of the Board of Trustees but is not included in the compensation table because he did not serve on the Board of Trustees or receive any compensation from the Fund prior to April 14, 1997. Messrs. McDonnell and Powell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Fund.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Mr. Sheehan was removed from the Board of Trustees effective January 29, 1996. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended December 31, 1996. The following trustees deferred compensation from the

    Fund during the fiscal year ended December 31, 1996: Mr. Branagan, $875; Ms. Heagy, $2,500; Mr. Kennedy, $1,500; Mr. Miller, $3,125; Mr. Nelson, $3,125;
    Mr. Robinson, $3,125; and Mr. Whalen, $3,125. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Trust as of December 31, 1996 is as follows: Mr. Branagan, $864; Mr. Gaughan, $2,941; Ms. Heagy, $3,412; Mr. Kennedy, $7,792; Mr.
    Miller, $9,083; Mr. Nelson, $9,476; Mr. Robinson, $8,925; and Mr. Whalen, $7,967. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the Retirement Benefits accrued by the Fund during its fiscal year ended December 31, 1996. The retirement plan is described above the Compensation Table.



(4) This is the estimated maximum annual benefits payable by the Fund in each year of the 10-year period commencing in the year of such trustee's retirement from the Fund assuming: the trustee has 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each incumbent nominee to the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all 51 of the investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.



  As of April 4, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of April 4, 1997, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.

  As of April 4, 1997, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT        CLASS OF       PERCENTAGE
               NAME AND ADDRESS OF HOLDER                    APRIL 4, 1997         SHARES        OWNERSHIP
               --------------------------                    -------------        --------       ----------
NFSC FEBO #027-226173....................................         642,545            A              5.03%
  Mary Alice Morrissey
  James D. Morrissey
  1328 Old Ford Road
  Huntingdon Valley, PA 19006-8106
Donaldson Lufkin Jenrette Securities Corporation Inc. ...          12,152            C              6.59%
  P.O. Box 2052
  Jersey City, NJ 07303-2052
Stifel Nicolaus & Co. Inc. ..............................          27,584            C             14.96%
  A/C 8806-5995
  Wise Business Forms Inc.
  500 North Broadway
  St. Louis, MO 63102-2110


                                   CUSTODIAN

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.


                   LEGAL COUNSEL AND INDEPENDENT ACCOUNTANTS'



  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois). Saul, Ewing, Remick & Saul has acted as special counsel to the Fund for Pennsylvania tax matters and passes on the legality of the Fund's shares.



  The independent accountants for the Fund are KPMG Peat Marwick LLP, Chicago, Illinois. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.).



  The Adviser, Van Kampen American Capital Distributors, Inc. (the "Distributor") and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



  Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.



  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions.


  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.


  For the years ended December 31, 1996, 1995 and 1994, the Fund paid advisory expenses of $1,665,021, $1,212,968, and $832,111, respectively.


OTHER AGREEMENTS


  FUND ACCOUNTING AGREEMENT. The Fund has also entered into a fund accounting agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares with the other Van Kampen American Capital mutual funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.



  For the years ended December 31, 1996, 1995 and 1994, the Fund paid expenses of approximately $9,900, $9,500, and $8,300, respectively, representing the Adviser's cost of providing accounting services.



  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the VK Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  For the years ended December 31, 1996, 1995 and 1994, the Fund paid expenses of approximately $12,300, $16,800, and $14,500, respectively, representing Van Kampen American Capital's cost of providing legal services.

                             PORTFOLIO TRANSACTIONS


  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the investment adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the investment adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients advised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commission paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to brokers that are affiliated with the Fund.

                             TAX STATUS OF THE FUND


  The Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify each year and to elect to be treated as a regulated investment company under the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  The table below illustrates approximate equivalent taxable and tax-free yields at the 1994 federal individual income tax rates in effect on the date of this Statement of Additional Information, including the 36% and 39.6% rates enacted in August 1993 as part of the Revenue Reconciliation Act of 1993.

  The table shows, for example, that a couple with a taxable income of $90,000, or a single individual with a taxable income of $55,000, whose investments earn a 6% tax-free yield, would have to earn approximately an 8.57% taxable yield at current federal income tax rates to receive the same benefit.

  The table does not reflect the effect of the exemption of the Fund from local personal property taxes and from the Philadelphia School District Investment Net Income Tax; accordingly, residents of Pennsylvania subject to such taxes would need a higher taxable equivalent estimated current return than those shown to equal the tax-exempt estimated current return of the Fund.


        1997 FEDERAL AND PENNSYLVANIA STATE TAXABLE VS. TAX-FREE YIELDS


                                                                  TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE             JOINT           TAX     -------------------------------------------------------------------------------
     RETURN             RETURN        BRACKET   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
----------------   ----------------   -------   ----   ----   ----   ----   ----   ----   ----    ----    ----    ----    ----
$       0-24,000   $       0-40,100    17.40%   3.63%  4.24%  4.84%  5.45%  6.05%  6.66%   7.26%   7.87%   8.47%   9.08%   9.69%
   24,000-58,150      40,100-96,900    30.00%   4.29   5.00   5.71   6.43   7.14   7.86    8.57    9.29   10.00   10.71   11.43
  58,150-121,300     96,900-147,700    32.90%   4.47   5.22   5.96   6.71   7.45   8.20    8.94    9.69   10.43   11.18   11.92
 121,300-263,750    147,700-263,750    37.80%   4.62   5.63   6.43   7.23   8.04   8.84    9.65   10.45   11.25   12.06   12.86
    Over 263,750       Over 263,750    41.30%   5.11   5.98   6.81   7.67   8.52   9.37   10.22   11.07   11.93   12.78   13.63

                                THE DISTRIBUTOR


  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.



  Shares of the Fund are offered on a continuous basis through the Distributor, One Parkview Plaza, Oakbrook Terrace, IL 60181. The Distributor is a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



  Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.


  Pursuant to a distribution agreement, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Fund's shares and how the Fund's shares are priced is contained in the Prospectus.


                         DISTRIBUTION AND SERVICE PLANS


  The Fund has adopted a distribution and services plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein collectively as the Plans. The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of its shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, and sub-agreements between the Distributor and members of the NASD acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  Under the Distribution and Service Agreement and the sub-agreements with financial intermediaries, financial intermediaries that sold shares prior to July 1, 1987, or prior to the beginning of the calendar quarter in which the sub-agreement between the Fund and such financial intermediary was approved by the Fund's Board of Trustees (an "Implementation Date") are not eligible to receive compensation pursuant to such Distribution and Service Agreement or sub-agreements. To the extent that there remain outstanding shares of the Fund that were purchased prior to all Implementation Dates, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.


  The Distributor must submit quarterly reports to the Board of Trustees of the Fund setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For the fiscal year ended December 31, 1996, the Fund's aggregate expense under the Plans for Class A shares was $561,373. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal year ended December 31, 1996, the Fund's aggregate expense under the Plans for Class B shares was $477,471. Such expenses were paid to reimburse the Distributor for the following payments: $369,310 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $108,161 for fees paid to financial intermediaries for servicing Class B shareholders and administering Plans. For the fiscal year ended December 31, 1996, the Fund's aggregate expense under the Plans for Class C shares was $33,962. Such expenses were paid to reimburse the Distributor for the following payments: $26,394 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $7,568 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Plans.

                            PERFORMANCE INFORMATION

  From time to time marketing materials may provide a portfolio manager update, an adviser update and/or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

CLASS A SHARES


  The average total return including payment of maximum sales charge with respect to the Class A Shares for (i) the one year period ending December 31, 1996 was (1.05%); (ii) the 5 year period ending December 31, 1996 was 6.28%; and
(iii) the approximately 9 year, 8 month period from May 1, 1987 (the commencement of investment operations of the Fund) through December 31, 1996 was 9.67%.



  The Fund's yield for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.48%. The Fund's tax-equivalent yield for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance" and assuming a 37.8% tax rate) was 7.20%. The Fund's current distribution rate for the month ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.87%.



  The Class A Share's cumulative non-standardized total return, including payment of the maximum sales charge, from its inception to December 31, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 117.21%.



  The Class A Shares cumulative non-standardized total return, excluding payment of any sales charge, was 128.02%.


CLASS B SHARES


  The average annual total return including payment of the CDSC with respect to the Class B Shares for (i) the one year period ended December 31, 1996 was (0.87%) and (ii) the approximately 3 year, 8 month period from May 1, 1993 (the commencement of the sale of Class B Shares) through December 31, 1996 was 4.31%.



  The Class B Share's yield for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.94%. The Class B Share's tax-equivalent yield for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance" and assuming a 37.8% tax rate) was 6.33%. The Class B Share's current distribution rate for the month ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.36%.



  The Class B Shares cumulative non-standardized total return including payment of the CDSC from the commencement of the sale of Class B Shares to December 31, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 16.76%.



  The Class B Shares cumulative non-standardized total return excluding payment of the CDSC from the commencement of the sale of Class B Shares to December 31, 1996 was 19.26%.

CLASS C SHARES


  The average total annual return including payment of the CDSC with respect to the Class C Shares for (i) the one year period ended December 31, 1996 was 2.09% and (ii) the approximately 3 year, 5 month period from August 13, 1993 (the commencement of the sale of Class C Shares) through December 31, 1996 was 4.22%.



  The Class C Share's yield for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 3.94%. The Class C Share's tax-equivalent yield for the 30 day period ending December 30, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance" and assuming a 37.8% tax rate) was 6.33%. The Class C Share's current distribution rate for the month ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 4.36%.



  The Class C Share's cumulative non-standardized total return, including payment of the CDSC from the commencement of the sale of Class C Shares to December 31, 1996 (as calculated in the manner described in the Prospectus under the heading "Fund Performance") was 15.05%.



  The Class C Shares cumulative non-standardized total return excluding payment of the CDSC from the commencement of the sale of Class C Shares to December 31, 1996 was 15.05%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Pennsylvania Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Pennsylvania Tax Free Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 4, 1997

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         PENNSYLVANIA  96.1%
$3,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)...........................    6.625%   01/01/22  $  3,744,895
   500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser C (MBIA Insd)..........................    8.250    01/01/16       528,485
 1,625   Allegheny Cnty, PA C-34 Conv Cap Apprec (b).....  0/8.625    02/15/04     1,802,401
 1,000   Allegheny Cnty, PA Higher Edl Bldg Auth Univ Rev
         (AMBAC Insd)....................................    6.500    03/01/11     1,126,410
 1,495   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp South
         Hills Hlth Sys A (MBIA Insd)....................    5.500    05/01/10     1,514,390
 2,500   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
         Presbyterian Univ Ser A (MBIA Insd).............    6.000    11/01/12     2,568,950
 2,500   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
         Presbyterian Univ Ser A (MBIA Insd).............    6.250    11/01/23     2,608,075
 2,140   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac
         Allegheny Vly Sch...............................    7.750    02/01/15     2,197,716
 2,100   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
         Mercy Hlth Sys Inc (AMBAC Insd).................    5.625    08/15/26     2,070,054
   965   Allegheny Cnty, PA Indl Dev Auth Med Cent Rev
         Presbyterian Med Cent Rfdg (FHA Gtd)............    6.750    02/01/26     1,011,204
 2,500   Allegheny Cnty, PA Indl Dev Auth Rev
         Environmental Impt Ser A Rfdg...................    6.700    12/01/20     2,607,900
 1,810   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         1983 Ser B......................................        *    10/01/15       254,106
 1,950   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         Single Family Ser Z (GNMA Collateralized).......    6.875    05/01/26     2,036,853
 2,000   Beaver Cnty, PA Hosp Auth Rev Med Cent Beaver,
         PA Inc Ser A (AMBAC Insd).......................    6.250    07/01/22     2,106,860
 4,500   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev OH
         Edison Proj Ser A Rfdg..........................    7.750    09/01/24     4,743,810
 3,195   Bellefonte, PA Area Sch Dist (MBIA Insd)........    5.400    05/15/20     3,122,218
 6,000   Berks Cnty, PA (Inverse Fltg) (FGIC Insd).......    8.631    11/10/20     7,162,500
 2,000   Berks Cnty, PA Muni Auth Rev Highlands at
         Wyomissing Proj B...............................    6.875    10/01/17     2,080,360
 1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks
         Village Inc Proj Rfdg...........................    7.500    05/15/13     1,027,120
 1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks
         Village Inc Proj Rfdg...........................    7.700    05/15/22     1,010,800
 1,000   Boyertown, PA Area Sch Dist (AMBAC Insd)........    5.250    02/01/17       957,480
 2,750   Bradford Cnty, PA Indl Dev Auth Solid Waste Disp
         Rev Intl Paper Co Proj A........................    6.600    03/01/19     2,906,090
 1,000   Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Bethlehem Steel Corp Proj Rfdg..................    7.500    09/01/15     1,060,650

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

         PENNSYLVANIA (CONTINUED)
$1,000   Cambria Cnty, PA Indl Dev Auth Res Recovery Rev
         Cambria Cogen Proj Ser F........................    7.750%   09/01/19  $  1,033,520
2,685    Central Greene, PA Sch Dist Ser AA Rfdg (AMBAC
         Insd)...........................................    5.250    02/15/24     2,567,128
1,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys
         Rev (AMBAC Insd)................................    5.650    05/15/20       978,360
1,880    Chester Cnty, PA Hlth & Edl The Chester Cnty
         Hosp (MBIA Insd)................................    5.625    07/01/08     1,959,261
   90    Chester Cnty, PA Hosp Auth Rev Brandywine
         Hosp............................................    7.000    07/01/10        92,474
  760    Chichester Sch Dist PA Ser 1989 (MBIA Insd).....        *    06/01/01       622,774
  860    Chichester Sch Dist PA Ser 1989 (MBIA Insd).....        *    06/01/02       668,315
  975    Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
         Proj............................................    8.500    07/01/13     1,077,394
1,000    Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
         Proj............................................    8.500    07/01/21     1,105,020
1,130    Clearfield Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg Kmart Corp Ser A Rfdg.................    7.200    07/01/07     1,167,923
2,230    Cumberland Cnty, PA Muni Auth Rev First Mtg
         Carlisle Hosp & Hlth............................    6.800    11/15/23     2,302,051
2,000    Delaware Cnty, PA Auth Hosp Rev Crozer Chester
         Med Cent Ser A, B & C (Prerefunded @ 12/15/00)
         (MBIA Insd).....................................    7.500    12/15/20     2,261,540
2,475    Delaware Cnty, PA Auth Rev Elwyn Inc Proj
         (Prerefunded @ 06/01/01)........................    8.350    06/01/15     2,817,565
1,500    Delaware Cnty, PA Auth Rev First Mtg Riddle
         Village Proj (Prerefunded @ 06/01/02)...........    9.250    06/01/22     1,842,540
3,000    Delaware Cnty, PA Auth Rev First Mtg Riddle
         Village Proj Rfdg...............................    7.000    06/01/26     2,987,520
2,000    Erie Cnty, PA Hosp Auth Rev Saint Vincent Hlth
         Cent Proj Ser A (MBIA Insd).....................    6.375    07/01/22     2,131,920
2,065    Greene Cnty, PA Unlimited Tax (Prerefunded @
         08/01/00).......................................    8.500    08/01/10     2,318,066
3,250    Harrisburg, PA Auth Rev Pooled Bond Pgm Ser I
         (MBIA Insd).....................................    5.625    04/01/19     3,229,297
5,000    Harrisburg, PA Pkg Auth Rev Gtd Ser H Rfdg
         (AMBAC Insd)....................................    5.125    08/01/16     4,710,950
1,045    Harrisburg, PA Wtr & Swr Auth Swr Rev Second Ser
         Rfdg (FGIC Insd)................................        *    10/15/08       562,733
  650    Hazleton, PA Hlth Svcs Auth Saint Joseph Med
         Cent Rfdg.......................................    5.850    07/01/06       653,855
1,000    Lancaster Cnty, PA Solid Waste Mgmt Auth Res
         Recovery Sys Rev Ser A..........................    8.375    12/15/04     1,048,080
2,000    Lancaster Cnty, PA Solid Waste Mgmt Auth Res
         Recovery Sys Rev Ser A..........................    8.500    12/15/10     2,101,760
2,000    Lehigh Cnty, PA Genl Purp Auth Cedar Crest
         College Rfdg....................................    6.700    04/01/26     2,054,600
4,100    Lehigh Cnty, PA Genl Purp Auth Rev Muhlenberg
         Hosp Ser A Rfdg.................................    8.100    07/15/10     4,476,585
1,000    Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA
         Pwr & Lt Co Proj Ser A Rfdg (MBIA Insd).........    6.400    11/01/21     1,067,370


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

         PENNSYLVANIA (CONTINUED)
$4,570   Lower Providence Township PA Swr Auth Swr Rev
         Gtd (MBIA Insd).................................    5.250%   05/01/22  $  4,375,364
2,000    Lycoming Cnty, PA Auth Hosp Lease Rev Divine
         Providence Sisters Ser A........................    6.500    07/01/22     2,130,420
2,500    Lycoming Cnty, PA Auth Hosp Lease Rev Divine
         Providence Sisters Ser A (Prerefunded @
         07/01/00).......................................    7.750    07/01/16     2,795,000
5,000    Lycoming Cnty, PA Auth Hosp Rev Divine
         Providence Hosp Rfdg (Connie Lee Insd)..........    5.250    11/15/15     4,811,450
1,000    McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp
         Proj (Crossover Rfdg @ 10/01/00)................    8.875    10/01/20     1,159,070
  750    McKeesport, PA Indl Dev Auth Rev The Kroger Corp
         Allegheny Cnty Rfdg.............................    8.650    06/01/11       845,085
3,000    Monroeville, PA Hosp Auth Hosp Rev Forbes Hlth
         Sys Rfdg........................................    6.250    10/01/15     3,058,920
  500    Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Suburban Genl Hosp Bonds (AMBAC Insd).......    7.250    05/01/16       515,175
  410    Montgomery Cnty, PA Higher Edl & Hlth Auth
         Nursing Home Rev Delco Sys Svcs Proj A..........    9.875    11/01/18       418,754
2,250    Montgomery Cnty, PA Indl Dev Auth Retirement
         Cmnty Rev Adult Cmntys Total Svcs Ser B.........    5.625    11/15/12     2,169,787
3,000    Montgomery Cnty, PA Indl Dev Auth Retirement
         Cmnty Rev Adult Cmntys Total Svcs Ser B.........    5.750    11/15/17     2,878,440
2,500    Montgomery Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Philadelphia Elec Co Ser A Rfdg.............    7.600    04/01/21     2,688,800
3,000    Montgomery Cnty, PA Indl Dev Auth Rev Res
         Recovery........................................    7.500    01/01/12     3,230,220
4,225    New Kensington Arnold, PA Sch Dist Rfdg (AMBAC
         Insd)...........................................    5.375    05/15/26     4,079,618
1,500    North Penn, PA Wtr Auth Wtr Rev (FGIC Insd).....    6.200    11/01/22     1,572,480
1,000    North Penn, PA Wtr Auth Wtr Rev (Prerefunded @
         11/01/04) (FGIC Insd)...........................    6.875    11/01/19     1,150,510
2,500    Northampton Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Bethlehem Steel Rfdg........................    7.550    06/01/17     2,657,550
1,000    Northeastern PA Hosp & Edl Auth College Rev Gtd
         Luzerne Cnty Cmnty College (AMBAC Insd).........    6.625    08/15/15     1,096,480
2,323    Oil City, PA Towne Tower Proj...................    6.750    05/01/20     2,425,398
3,000    Penn Manor Sch Dist PA (FGIC Insd)..............    5.200    06/01/16     2,888,100
2,000    Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
         MacMillan Ltd Partnership Proj..................    7.600    12/01/20     2,237,840
3,000    Pennsylvania Econ Dev Fin Auth Recycling Rev
         Ponderosa Fibres Proj Ser A.....................    9.250    01/01/22     2,786,910
3,000    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D...............................    7.050    12/01/10     3,207,210
1,500    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D...............................    7.125    12/01/15     1,586,160


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

         PENNSYLVANIA (CONTINUED)
$5,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Northampton Generating Ser A....................    6.600%   01/01/19  $  4,981,050
 4,000   Pennsylvania Hsg Fin Agy (Inverse Fltg).........    9.964    10/03/23     4,430,000
 1,000   Pennsylvania Hsg Fin Agy Rental Hsg Rfdg (FNMA
         Collateralized).................................    6.500    07/01/23     1,034,720
 1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         40..............................................    6.900    04/01/25     1,051,460
 2,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         42..............................................    6.850    04/01/25     2,635,950
 1,365   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         47..............................................    6.750    10/01/09     1,527,749
 1,455   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         47..............................................    6.750    10/01/10     1,622,718
   850   Pennsylvania Infrastructure Invt Auth Rev
         Pennvest Subser B...............................    6.800    09/01/10       924,052
 2,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
         City of Philadelphia Funding Pgm (MBIA Insd)....    5.600    06/15/15     1,973,920
 4,000   Pennsylvania St Ctfs Partn (FSA Insd)...........    6.250    05/01/16     4,206,920
 2,000   Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
         Insd)...........................................    9.540    09/01/26     2,295,000
 2,500   Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Ser B (Inverse Fltg) (MBIA
         Insd)...........................................   10.990    03/01/20     2,915,625
 4,000   Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Ser C (AMBAC Insd)...............    6.400    03/01/22     4,155,200
 2,000   Pennsylvania St Higher Edl Fac Auth Hlth Svcs
         Rev Allegheny Delaware Vly Oblig A (MBIA
         Insd)...........................................    5.000    11/15/06     2,006,060
 4,595   Pennsylvania St Higher Edl Fac Auth Hlth Svcs
         Rev Allegheny Delaware Vly Oblig A (MBIA
         Insd)...........................................    5.600    11/15/10     4,731,150
    60   Pennsylvania St Higher Edl Fac Auth Rev Drexel
         Univ First Ser (MBIA Insd)......................    7.700    05/01/12        60,791
 3,950   Pennsylvania St Higher Edl Fac Auth Rev Drexel
         Univ Rfdg.......................................    6.375    05/01/17     4,125,854
 1,590   Pennsylvania St Indl Dev Auth Rev Econ Dev
         (AMBAC Insd)....................................    6.000    07/01/06     1,724,721
 1,250   Philadelphia, PA Auth for Indl Dev Coml Dev
         Philadelphia Arpt Rev Rfdg......................    7.750    12/01/17     1,345,000
 3,000   Philadelphia, PA Auth for Indl Dev Rev Long Term
         Care Maplewood..................................    8.000    01/01/24     3,108,780
 2,500   Philadelphia, PA Auth Indl Dev Lease Rev Ser A
         (MBIA Insd).....................................    5.400    02/15/17     2,429,650
 4,815   Philadelphia, PA Auth Indl Dev Lease Rev Ser A
         (MBIA Insd).....................................    5.375    02/15/27     4,613,974
 3,000   Philadelphia, PA Gas Wks Rev Fourteenth Ser (FSA
         Insd)...........................................    6.250    07/01/08     3,229,500
 3,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Childrens Hosp Ser A Rfdg (MBIA Insd).......    5.000    02/15/21     2,724,510
   250   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Albert Einstein Med Cent....................    7.000    10/01/21       264,600
 2,800   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Chestnut Hill Hosp..........................    6.500    11/15/22     2,864,540
 1,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Frankford Hosp Ser A........................    6.000    06/01/14       995,130


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

         PENNSYLVANIA (CONTINUED)
$4,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Friends Hosp................................    6.200%   05/01/11  $  4,037,640
4,000    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Temple Univ Hosp Ser A......................    6.625    11/15/23     4,146,040
1,500    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/08       832,875
3,750    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/11     1,730,212
3,775    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/12     1,637,255
4,500    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/13     1,829,970
2,155    Philadelphia, PA Muni Auth Rev Rfdg (Prerefunded
         @ 04/01/00) (FGIC Insd).........................    7.800    04/01/18     2,379,508
1,800    Philadelphia, PA Wtr & Swr Rev Sixteenth Ser
         (Prerefunded @ 08/01/01)........................    7.500    08/01/10     2,056,716
2,000    Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
         Insd)...........................................    5.625    06/15/08     2,092,840
1,425    Pittsburgh, PA Sch Dist Ser B (AMBAC Insd)......        *    08/01/08       775,684
4,070    Pittsburgh, PA Sch Dist Ser B (AMBAC Insd)......        *    08/01/09     2,076,555
1,475    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser D...    6.250    10/01/17     1,504,072
1,470    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser
         C1..............................................    6.800    10/01/25     1,517,496
  910    Pittsburgh, PA Urban Redev Auth Single Family
         Mtg Rev Ser A (GNMA Collateralized).............    8.000    12/01/20       958,512
2,000    Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev
         Ser A Rfdg (FGIC Insd)..........................        *    09/01/06     1,232,640
1,000    Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev
         Ser A Rfdg (FGIC Insd)..........................        *    09/01/07       584,390
1,500    Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev
         Ser A Rfdg (FGIC Insd)..........................        *    09/01/08       824,115
  250    Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
         Cmnty Med Cent Proj (BIGI Insd).................    7.875    07/01/10       267,485
2,650    Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon
         Regl Hlth Sys Proj A Rfdg.......................    6.875    12/01/09     2,793,391
  355    Somerset Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg Kmart Corp Ser A Rfdg.................    7.200    04/01/07       366,552
3,000    South Fork Muni Auth PA Hosp Good Samaritan Med
         Cent Ser B Rfdg (MBIA Insd).....................    5.250    07/01/26     2,876,400
1,250    State Pub Sch Bldg Auth PA College Rev Reading
         Area College Cap Proj A (MBIA Insd).............    5.100    02/15/14     1,202,287
2,180    State Pub Sch Bldg Auth PA Sch Rev Burgettstown
         Sch Dist Ser D (MBIA Insd)......................    6.500    02/01/14     2,382,260


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

         PENNSYLVANIA (CONTINUED)
$1,500   Washington Cnty, PA Auth Lease Rev Muni Fac Pool
         Cap Ser C Subser C-1D (Prerefunded @ 06/15/00)
         (AMBAC Insd)....................................    7.450%   12/15/18  $  1,687,215
2,935    West Shore, PA Area Auth Hlth Cent Rev United
         Methodist Homes Aging Inc (Prerefunded @
         06/01/01).......................................    7.400    06/01/16     3,325,003
  350    Westmoreland Cnty, PA Indl Dev Auth Rev Citizens
         Genl Hosp Proj A Rfdg...........................    8.250    07/01/13       360,892
                                                                                ------------
                                                                                 268,309,298
                                                                                ------------
         GUAM  1.0%
2,750    Guam Govt Ser A.................................    5.750    09/01/04     2,767,518
                                                                                ------------
         PUERTO RICO  0.1%
  205    Puerto Rico Comwlth Pub Impt Rfdg...............    7.125    07/01/02       211,734
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  97.2%
  (Cost $253,325,630) (a).....................................................   271,288,550
SHORT-TERM INVESTMENTS AT AMORTIZED COST  1.8%................................     5,100,000
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%...................................     2,827,494
                                                                                ------------
NET ASSETS  100.0%............................................................  $279,216,044
                                                                                ============

*Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes, cost is $253,325,630, the aggregate gross unrealized appreciation is $18,281,606 and the aggregate gross unrealized depreciation is $318,686, resulting in net unrealized appreciation of $17,962,920.

(b) Currently is a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $253,325,630)
  (Note 1)..................................................  $271,288,550
Short-Term Investments (Note 1).............................     5,100,000
Receivables:
  Interest..................................................     3,997,093
  Fund Shares Sold..........................................        61,916
Other.......................................................         4,337
                                                              ------------
      Total Assets..........................................   280,451,896
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       482,074
  Distributor and Affiliates (Notes 2 and 6)................       207,430
  Fund Shares Repurchased...................................       151,685
  Investment Advisory Fee (Note 2)..........................       141,756
  Custodian Bank............................................        31,703
Accrued Expenses............................................       129,718
Deferred Compensation and Retirement Plans (Note 2).........        91,486
                                                              ------------
      Total Liabilities.....................................     1,235,852
                                                              ------------
NET ASSETS..................................................  $279,216,044
                                                              ============
NET ASSETS CONSIST OF:
Paid in Surplus (Note 3)....................................  $264,973,340
Net Unrealized Appreciation on Securities...................    17,962,920
Accumulated Undistributed Net Investment Income.............       317,894
Accumulated Net Realized Loss on Securities.................    (4,038,110)
                                                              ------------
NET ASSETS..................................................  $279,216,044
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $227,444,837 and 13,004,205 shares of
    beneficial interest issued and outstanding).............  $      17.49
    Maximum sales charge (4.75%* of offering price).........           .87
                                                              ------------
    Maximum offering price to public........................  $      18.36
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $48,408,634 and 2,768,667 shares of
    beneficial interest issued and outstanding).............  $      17.48
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,362,573 and 192,348 shares of
    beneficial interest issued and outstanding).............  $      17.48
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $17,777,434
                                                              -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................    1,665,021
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $561,373, $477,471 and $33,962,
  respectively) (Note 6)....................................    1,072,806
Shareholder Services (Note 2)...............................      336,116
Custody.....................................................      108,110
Legal (Note 2)..............................................       35,980
Trustees Fees and Expenses (Note 2).........................       34,948
Other.......................................................      169,749
                                                              -----------
    Total Expenses..........................................    3,422,730
    Less Expenses Reimbursed (Note 2).......................       10,028
                                                              -----------
    Net Expenses............................................    3,412,702
                                                              -----------
NET INVESTMENT INCOME.......................................  $14,364,732
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................  $ 2,074,777
  Options...................................................     (102,594)
  Futures...................................................     (365,681)
                                                              -----------
Net Realized Gain on Securities.............................    1,606,502
                                                              -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................   23,582,229
  End of the Period:
    Investments.............................................   17,962,920
                                                              -----------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (5,619,309)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(4,012,807)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $10,351,925
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                         Year Ended          Year Ended
                                                      December 31, 1996   December 31, 1995
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................      $ 14,364,732        $ 14,192,265
Net Realized Gain/Loss on Securities.................         1,606,502          (5,635,081)
Net Unrealized Appreciation/Depreciation on
  Securities During the
  Period.............................................        (5,619,309)         31,028,321
                                                           ------------        ------------
Change in Net Assets from Operations.................        10,351,925          39,585,505
                                                           ------------        ------------
Distributions from Net Investment Income.............       (14,101,435)        (14,259,564)
Distributions in Excess of Net Investment Income
  (Note 1)...........................................               -0-              (7,423)
                                                           ------------        ------------
Distributions from and in Excess of Net Investment
  Income*............................................       (14,101,435)        (14,266,987)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................        (3,749,510)         25,318,518
                                                           ------------        ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold............................        35,010,881          27,514,827
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................         8,324,756           8,632,984
Cost of Shares Repurchased...........................       (37,239,983)        (27,500,706)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...         6,095,654           8,647,105
                                                           ------------        ------------
TOTAL INCREASE IN NET ASSETS.........................         2,346,144          33,965,623
NET ASSETS:
Beginning of the Period..............................       276,869,900         242,904,277
                                                           ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $317,894 and
  $(7,423), respectively)............................      $279,216,044        $276,869,900
                                                           ============        ============

                                       Year Ended          Year Ended
*Distributions by Class             December 31, 1996   December 31, 1995
-------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
Class A Shares.....................      $(11,821,553)       $(12,063,809)
Class B Shares.....................        (2,128,485)         (2,062,857)
Class C Shares.....................          (151,397)           (140,285)
Class D Shares.....................                --                 (36)
                                         ------------        ------------
                                         $(14,101,435)       $(14,266,987)
                                         ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                        Year Ended December 31
                                          ---------------------------------------------------
            Class A Shares                 1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................    $17.737    $16.081    $18.062    $16.899    $16.373
                                          -------    -------    -------    -------    -------
Net Investment Income.................       .919       .946       .965      1.027      1.074
Net Realized and Unrealized Gain/Loss
  on Securities.......................      (.263)     1.660     (1.985)     1.164       .525
                                          -------    -------    -------    -------    -------
Total from Investment Operations......       .656      2.606     (1.020)     2.191      1.599
Less Distributions from and in Excess
  of Net Investment Income (Note 1)...       .903       .950       .961      1.028      1.073
                                          -------    -------    -------    -------    -------
Net Asset Value, End of the Period....    $17.490    $17.737    $16.081    $18.062    $16.899
                                          =======    =======    =======    =======    =======
Total Return* (a).....................      3.86%     16.62%     (5.72%)    13.25%     10.09%
Net Assets at End of the Period (In
  millions)...........................     $227.4     $226.7     $203.2     $221.7     $153.8
Ratio of Expenses to Average Net
  Assets*.............................      1.09%      1.00%       .90%       .71%       .72%
Ratio of Net Investment Income to
  Average Net Assets*.................      5.32%      5.57%      5.73%      5.80%      6.41%
Portfolio Turnover....................        57%        28%         8%         1%        10%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets..............................      1.09%      1.14%      1.17%      1.09%      1.17%
Ratio of Net Investment Income to
  Average Net Assets..................      5.31%      5.42%      5.46%      5.41%      5.95%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                             May 1, 1993
                                            Year Ended December 31,       (Commencement of
                                         -----------------------------    Distribution) to
           Class B Shares                 1996       1995       1994      December 31, 1993
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................    $17.731    $16.080    $18.055         $17.460
                                         -------    -------    -------         -------
Net Investment Income................       .788       .819       .841            .586
Net Realized and Unrealized Gain/Loss
  on Securities......................      (.264)     1.659     (1.985)           .603
                                         -------    -------    -------         -------
Total from Investment Operations.....       .524      2.478     (1.144)          1.189
Less Distributions from and in Excess
  of Net Investment Income (Note
  1).................................       .771       .827       .831            .594
                                         -------    -------    -------         -------
Net Asset Value,
  End of the Period..................    $17.484    $17.731    $16.080         $18.055
                                         =======    =======    =======         =======

Total Return* (a)....................      3.07%     15.72%     (6.39%)          6.81%**
Net Assets at End of the Period (In
  millions)..........................      $48.4      $46.8      $37.6         $  27.7
Ratio of Expenses to Average Net
  Assets*............................      1.85%      1.75%      1.64%           1.48%
Ratio of Net Investment Income to
  Average Net Assets*................      4.56%      4.81%      4.98%           4.47%
Portfolio Turnover...................        57%        28%         8%              1%

* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets.............................      1.85%      1.89%      1.90%           1.82%
Ratio of Net Investment Income to
  Average Net Assets.................      4.55%      4.66%      4.71%           4.13%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                      August 13, 1993
                                        Year Ended December 31,      (Commencement of
                                      ----------------------------   Distribution) to
           Class C Shares               1996      1995      1994     December 31, 1993
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................   $17.729   $16.079   $18.045             $17.850
                                       -------    ------    ------              ------
Net Investment Income...............      .788      .812      .850                .325
Net Realized and Unrealized
  Gain/Loss on Securities...........     (.264)    1.665    (1.985)               .208
                                       -------    ------    ------              ------
Total from Investment Operations....      .524     2.477    (1.135)               .533

Less Distributions from and in
  Excess of Net Investment Income
  (Note 1)..........................      .771      .827      .831                .338
                                       -------    ------    ------              ------
Net Asset Value, End of the
  Period............................   $17.482   $17.729   $16.079             $18.045
                                       =======   =======   =======             =======

Total Return* (a)...................     3.08%    15.72%    (6.34%)              2.98%**
Net Assets at End of the Period (In
  millions).........................     $ 3.4   $   3.4   $   2.2             $   2.1
Ratio of Expenses to Average Net
  Assets*...........................     1.85%     1.75%     1.63%               1.54%
Ratio of Net Investment Income to
  Average Net Assets*...............     4.56%     4.76%     4.97%               4.08%
Portfolio Turnover..................       57%       28%        8%                  1%

 * If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets............................     1.85%     1.90%     1.90%               1.89%
Ratio of Net Investment Income to
  Average Net Assets................     4.55%     4.61%     4.70%               3.73%

** Non-Annualized

(a) Total Return is based upon the net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993, and August 13, 1993, respectively. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of December 31, 1996, there were no when issued or delayed delivery purchase commitments.

                               December 31, 1996
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $4,038,110 which expires on December 31, 2003.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $62,020 have been reclassified from accumulated undistributed net investment income to paid in surplus.

    For the year ended December 31, 1996, 99.87% of the income distributions made by the Fund were exempt from federal income taxes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                          % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .600 of 1%
Over $500 million.......................................     .500 of 1%

                               December 31, 1996
--------------------------------------------------------------------------------

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1996, the Fund recognized expenses of approximately $30,900 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $250,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Additionally, for the year ended December 31, 1996, the Fund reimbursed VKAC approximately $62,000 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in certain expense categories resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. During the year, the Adviser reimbursed the Fund for certain trustee's compensation in connection with the July, 1995 increase in the number of trustees of the Fund.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized. At December 31, 1996, paid in surplus aggregated $213,006,053, $48,564,507 and

                               December 31, 1996
--------------------------------------------------------------------------------

$3,402,780 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,590,112   $ 27,397,512
  Class B..........................................       406,876      7,067,219
  Class C..........................................        31,825        546,150
                                                       ----------   -------------
Total Sales........................................     2,028,813   $ 35,010,881
                                                       ==========   =============
Dividend Reinvestment:
  Class A..........................................       402,847   $  6,971,101
  Class B..........................................        72,020      1,245,925
  Class C..........................................         6,228        107,730
                                                       ----------   -------------
Total Dividend Reinvestment........................       481,095   $  8,324,756
                                                       ==========   =============
Repurchases:
  Class A..........................................    (1,768,713)  $(30,558,627)
  Class B..........................................      (349,466)    (6,031,703)
  Class C..........................................       (37,401)      (649,653)
                                                       ----------   -------------
Total Repurchases..................................    (2,155,580)  $(37,239,983)
                                                       ==========   =============

                               December 31, 1996
--------------------------------------------------------------------------------

    At December 31, 1995, paid in surplus aggregated $209,246,584, $46,293,822 and $3,399,300 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,119,488   $ 19,063,890
  Class B..........................................       432,811      7,360,052
  Class C..........................................        64,263      1,090,885
  Class D..........................................           -0-            -0-
                                                       ----------   ------------
Total Sales........................................     1,616,562   $ 27,514,827
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       429,117   $  7,328,175
  Class B..........................................        70,444      1,203,406
  Class C..........................................         5,929        101,400
  Class D..........................................           -0-              3
                                                       ----------   ------------
Total Dividend Reinvestment........................       505,490   $  8,632,984
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,402,145)  $(23,853,016)
  Class B..........................................      (200,582)    (3,410,196)
  Class C..........................................       (13,519)      (235,564)
  Class D..........................................          (112)        (1,930)
                                                       ----------   ------------
Total Repurchases..................................    (1,616,358)  $(27,500,706)
                                                       ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                               December 31, 1996
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
                YEAR OF REDEMPTION                     CLASS B      CLASS C
------------------------------------------------------------------------------
First..............................................       4.00%          1.00%
Second.............................................       3.75%           None
Third..............................................       3.50%           None
Fourth.............................................       2.50%           None
Fifth..............................................       1.50%           None
Sixth..............................................       1.00%           None
Seventh and Thereafter.............................        None           None

    For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $69,800 and CDSC on redeemed shares of approximately $133,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $158,923,000 and $157,502,077, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

                               December 31, 1996
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended December 31, 1996 were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at December 31, 1995................          -0-          -0-
Options Written and Purchased (Net).............          175     (102,585)
Options Expired (Net)...........................         (175)     102,585
                                                         ----     --------
Outstanding at December 31, 1996................          -0-          -0-
                                                         ====     ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, for the year ended December 31, 1996, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1995..........................            0
Futures Opened............................................          875
Futures Closed............................................         (875)
                                                                   ----
Outstanding at December 31, 1996..........................            0
                                                                   ====

C. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these

                               December 31, 1996
--------------------------------------------------------------------------------

securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $370,500.

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     List all financial statements and exhibits as part of the Registration Statement.

    (a) FINANCIAL STATEMENTS:

  Included in Part A of the Registration Statement:
        Financial Highlights

  Included in Part B of the Registration Statement:

          Report of Independent Accountants

          Financial Statements
          Notes to Financial Statements

    (b) EXHIBITS:
         (1) First Amended and Restated Agreement and Declaration of Trust(14)

         (2) Amended and Restated By-Laws(15)

         (4) Specimen of Share Certificate

             (i) Class A Shares(15)


             (ii) Class B Shares(15)


            (iii) Class C Shares(15)

         (5) Investment Advisory Agreement+

         (6) (a) Distribution and Service Agreement+

                (b) Form of Dealer Agreement(14)
                (c) Form of Broker Agreement(14)
                (d) Form of Bank Agreement(14)
                (e) Underwriting Agreement(1)
                (f) Agreement Among Underwriters(1)
                (g) Selected Dealer Agreement(1)
         (8) (a) Form of Custodian Agreement(1)

                (b) Transfer Agency Agreement(15)

         (9) (a) Fund Accounting Agreement+
                (b) Legal Services Agreement+
        (10) Opinion and Consent of Saul, Ewing, Remick & Saul(11)
        (11) Consent of KPMG Peat Marwick LLP+
        (13) Letter of Understanding relating to initial capital(1)

        (15) (a) Distribution Plan Pursuant to Rule 12b-1(15)

                (b) Form of Shareholder Assistance Agreement(14)
                (c) Form of Administrative Services Agreement(14)

                (d) Service Plan(15)

        (16) Computation of Performance Quotations+
        (17) (a) List of certain investment companies in response to Item 29(a)+
                (b) List of Officers and Directors of Van Kampen American
                    Capital Distributors, Inc. in response to Item 29(b)+

        (18) Amended Multi-Class Plan+


        (24) Power of Attorney+

        (27) Financial Data Schedules+
---------------
 (1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File Number 33-11384, filed March 4, 1987.

(11) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 33-11384, filed on February 25, 1994.


(14) Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, File No. 33-11384, filed on August 24, 1995.



(15) Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, File No. 33-11384, filed on April 26, 1996.


  +  Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


     As of April 4, 1997:



                                                         (2)
                                                      NUMBER OF
                                                       RECORD
                                                       HOLDERS
TITLE OF CLASS*                                       ---------
Shares of beneficial interest, par value $0.01 per
  share:
Class A Shares......................................    6,324
Class B Shares......................................    1,547
Class C Shares......................................       80



ITEM 27. INDEMNIFICATION.


  Reference is made to Article 8, Section 8.4 of the Registrant's Amended and Restated Agreement and Declaration of Trust.


  Article 8, Section 8.4 of the Amended and Restated Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" and "Investment Advisory and Other Services" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of Van Kampen American Capital Investment Advisory Corp., reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc., which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02105; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and (iii) all such accounts, books and other documents required to be maintained by Van Kampen American Capital Distributors, Inc., the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES.

  Not applicable.

ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.


     (c) The Registrant provides the information required by Item 5A in its annual report to shareholders and hereby undertakes to furnish without charge to each person to whom a prospectus is delivered with a copy of its latest annual report.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 30th day of April, 1997.


                                      VAN KAMPEN AMERICAN CAPITAL
                                      PENNSYLVANIA TAX FREE INCOME FUND

                                      By:       /s/  RONALD A. NYBERG

                                         ---------------------------------------
                                          Ronald A. Nyberg, Vice President and
                                                        Secretary


  Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on April 30, 1997 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:

              /s/  DENNIS J. McDONNELL*                President and Trustee
-----------------------------------------------------
                 Dennis J. McDonnell

Principal Financial Officer:

              /s/  EDWARD C. WOOD III*                 Vice President and Chief Financial Officer
-----------------------------------------------------
                 Edward C. Wood III
Trustees:

               /s/  J. MILES BRANAGAN*                 Trustee
-----------------------------------------------------
                  J. Miles Branagan

              /s/  LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

               /s/  R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                /s/  JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                                                       Trustee
-----------------------------------------------------
                 Jerome L. Robinson

               /s/  PHILLIP B. ROONEY*                 Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                /s/  FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/  WAYNE W. WHALEN*                  Trustee
-----------------------------------------------------
                   Wayne W. Whalen
------------
* Signed by Ronald A. Nyberg pursuant to a power of attorney.

                /s/  RONALD A. NYBERG                                                  April 30, 1997
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 16 TO FORM N-1A

                    SUBMITTED TO THE SECURITIES AND EXCHANGE

                          COMMISSION ON APRIL 30, 1997



EXHIBIT
 NUMBER                              EXHIBIT
-------                              -------
 (5)       Investment Advisory Agreement
 (6) (a)   Distribution and Service Agreement
 (9) (a)   Fund Accounting Agreement
     (b)   Legal Services Agreement
(11)       Consent of KPMG Peat Marwick LLP
(16)       Computation of Performance Quotations
(17) (a)   List of certain investment companies in response to Item
           29(a)
     (b)   List of Officers and Directors of Van Kampen American
           Capital Distributors, Inc. in response to Item 29(b)
(18)       Amended Multi-Class Plan
(24)       Power of Attorney
(27)       Financial Data Schedules